Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	2Q08

Page Number

Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Income:
Segment View	4
Regional View	5
Net Revenues:
Segment View	6
Regional View	7

Segment Detail

Global Cards	8 - 10
Consumer Banking	11 -14
Institutional Clients Group (ICG)	15
Securities and Banking	16
Transaction Services	17
Global Wealth Management	18 - 19

Regional Detail
North America	20
EMEA	21
Latin America	22
Asia	23 -24

Citigroup Supplemental Detail
Return on Capital	25
Average Balances and Interest Rates	26
Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios	27
Allowance for Credit Losses:
Total Citigroup	28
Consumer Loans	29
Corporate Loans	30
Components of Provision for Loan Losses	31
Non-Performing Assets	32

CITIGROUP — FINANCIAL SUMMARY
(In millions of dollars, except per share amounts)

										2Q08 vs.	Six	Six		YTD 2008 vs.
	1Q	2Q	3Q	4Q		1Q		2Q		2Q07 Increase/	Months	Months		YTD 2007 Increase/
	2007	2007	2007	2007		2008		2008		(Decrease)	2007	2008		(Decrease)

Total Revenues, Net of Interest Expense	$25,184	$26,330	$22,190	$7,003		$13,020		$18,652		(29)%	$51,514	$31,672		(39)%
Total Operating Expenses	15,373	14,691	14,416	16,352		16,071		15,943		9%	30,064	32,014		6%
Provision for Loan Losses and for Benefits and Claims	2,950	2,710	5,048	7,739		5,976		7,187		NM	5,660	13,163		NM
Income Taxes	1,846	2,663	527	(7,320)		(3,883)		(2,337)		NM	4,509	(6,220)		NM
Minority Interest	47	123	20	95		(21)		76		(38)%	170	55		(68)%
Income (Loss) from Continuing Operations	$4,968	$6,143	$2,179	$(9,863)		$(5,123)		$(2,217)		NM	$11,111	$(7,340)		NM
Discontinued Operations, After-tax	44	83	33	30		12		(278)		NM	127	(266)		NM

Net Income (Loss)	$5,012	$6,226	$2,212	$(9,833)		$(5,111)		$(2,495)		NM	$11,238	$(7,606)		NM

Diluted Earnings Per Share:
Income (Loss) from Continuing Operations	$1.00	$1.23	$0.43	$(2.00	)(1)	$(1.02	)(1)	$(0.49	)(1)	NM	$2.22	$(1.50	)(1)	NM
Net Income (Loss)	$1.01	$1.24	$0.44	$(1.99	)(1)	$(1.02	)(1)	$(0.54	)(1)	NM	$2.25	$(1.55	)(1)	NM

Shares (in millions):
Average Basic	4,877.0	4,898.3	4,916.1	4,931.9		5,085.6		5,287.4		8%	4,887.7	5,186.5
Average Diluted	4,967.9	4,992.9	5,010.9	5,009.3		5,591.1		5,800.0		16%	4,980.4	5,695.6
Common Shares Outstanding, at period end	4,946.4	4,974.6	4,981.1	4,994.6		5,249.8		5,445.4		9%

Preferred Dividends - Basic (in millions) (2)	$16	$14	$6	$—		$83		$361			$30	$444
Preferred Dividends - Diluted (in millions) (2)	$16	$14	$6	$—		$17		$91			$30	$108

Financial Ratios:
Tier 1 Capital Ratio	8.26%	7.91%	7.32%	7.12%		7.74%		8.7	%*
Total Capital Ratio	11.48%	11.23%	10.61%	10.70%		11.22%		12.2	%*
Leverage Ratio	4.84%	4.37%	4.13%	4.03%		4.39%		5.0	%*
Return on Common Equity	17.1%	20.1%	6.9%	(32.4)%		(18.6)%		(10.4	)%*		18.6%	(14.5)%

Balance Sheet Data, EOP (in billions, except Book Value per Share):
Total Assets	$2,021.0	$2,220.9	$2,358.3	$2,187.6		$2,199.8		$2,100.5	*	(5)%
Trading Account Assets	460.1	538.3	581.2	539.0		578.4		505.4	*	(6)%
Total Loans	693.3	742.9	774.0	778.0		789.8		746.8	*	1%
Total Deposits	738.5	771.8	812.9	826.2		831.2		803.6	*	4%
Stockholders’ Equity	122.1	127.8	127.1	113.6		128.2		136.6	*	7%
Equity and Trust Securities	131.5	137.8	138.7	137.2		152.2		160.2	*	16%
Book Value Per Share	$24.48	$25.56	$25.48	$22.74		$20.73		$20.04	*	(22)%

Direct Staff (in thousands)	343	361	371	375		369		363	*	1%

Segment Net Income:
Global Cards	$1,257	$1,057	$1,450	$945		$1,239		$467		(56)%	$2,314	$1,706		(26)%
Consumer Banking	1,258	1,473	197	(442)		138		(700)		NM	2,731	(562)		NM
Institutional Clients Group (ICG)	2,917	3,384	267	(10,723)		(6,357)		(2,044)		NM	6,301	(8,401)		NM
Global Wealth Management (GWM)	448	512	490	524		294		405		(21)%	960	699		(27)%
Corporate/Other	(912)	(283)	(225)	(167)		(437)		(345)		(22)%	(1,195)	(782)		35%
Discontinued Operations	44	83	33	30		12		(278)		NM	127	(266)		NM

Total Net Income	$5,012	$6,226	$2,212	$(9,833)		$(5,111)		$(2,495)		NM	$11,238	$(7,606)		NM

Regional Net Income (3):
North America	$3,244	$3,397	$481	$(8,947)		$(5,586)		$(3,317)		NM	$6,641	$(8,903)		NM
Europe, Middle East and Africa (EMEA)	779	992	29	(3,149)		(1,060)		15		(98)%	1,771	(1,045)		NM
Latin America	785	787	1,084	939		1,195		658		(16)%	1,572	1,853		18%
Asia	1,072	1,250	810	1,461		765		772		(38)%	2,322	1,537		(34)%
Corporate/Other	(912)	(283)	(225)	(167)		(437)		(345)		(22)%	(1,195)	(782)		35%
Discontinued Operations	44	83	33	30		12		(278)		NM	127	(266)		NM

Total Net Income	$5,012	$6,226	$2,212	$(9,833)		$(5,111)		$(2,495)		NM	$11,238	$(7,606)		NM

(1)

Diluted shares used in the Diluted EPS calculation represent Basic Shares for the fourth quarter of 2007, first quarter of 2008 and second quarter of 2008 due to the Net Loss. Using actual Diluted shares would result in anti-dilution.

(2)

Beginning in the fourth quarter of 2008, preferred stock dividends (subject to declaration) will vary quarter-to-quarter due to Series E being declared on a semi-annual basis compared to a quarterly basis for all other series.

(3)	Asia includes Japan, Latin America includes Mexico, and North America includes U.S., Canada and Puerto Rico.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

* Preliminary

CITIGROUP CONSOLIDATED STATEMENT OF INCOME
(In millions of dollars)

							2Q08 vs.	Six	Six	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q07 Increase/	Months	Months	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	(Decrease)	2007	2008	(Decrease)

Revenues
Interest revenue	$27,872	$30,369	$32,747	$32,350	$29,702	$27,902	(8)%	$58,241	$57,604	(1)%
Interest expense	17,344	18,971	20,593	19,789	16,303	13,597	(28)%	36,315	29,900	(18)%
Net interest revenue	10,528	11,398	12,154	12,561	13,399	14,305	26%	21,926	27,704	26%

Commissions and fees	5,599	6,628	4,050	4,842	1,668	6,134	(7)%	12,227	7,802	(36)%
Principal transactions	3,168	2,629	(244)	(17,632)	(6,661)	(5,586)	NM	5,797	(12,247)	NM
Administrative and other fiduciary fees	1,949	2,241	2,468	2,514	2,317	2,304	3%	4,190	4,621	10%
Realized gains (losses) from sales of investments	473	119	263	313	(119)	(139)	NM	592	(258)	NM
Insurance premiums	838	845	893	956	983	985	17%	1,683	1,968	17%
Other revenue	2,629	2,470	2,606	3,449	1,433	649	(74)%	5,099	2,082	(59)%
Total non-interest revenues	14,656	14,932	10,036	(5,558)	(379)	4,347	(71)%	29,588	3,968	(87)%
Total revenues, net of interest expense	25,184	26,330	22,190	7,003	13,020	18,652	(29)%	51,514	31,672	(39)%

Provisions for Credit Losses and for Benefits and Claims
Provision for loan losses	2,689	2,513	4,762	7,398	5,701	7,070	NM	5,202	12,771	NM
Policyholder benefits and claims	261	197	236	241	275	260	32%	458	535	17%
Provision for unfunded lending commitments	—	—	50	100	—	(143)	—	—	(143)	—
Total provisions for credit losses and for benefits and claims	2,950	2,710	5,048	7,739	5,976	7,187	NM	5,660	13,163	NM

Operating Expenses
Compensation and benefits	8,671	8,896	7,709	9,064	9,060	9,185	3%	17,567	18,245	4%
Premises and Equipment	1,529	1,603	1,748	1,800	1,788	1,844	15%	3,132	3,632	16%
Technology / communication expense	979	1,143	1,166	1,245	1,226	1,258	10%	2,122	2,484	17%
Advertising and marketing expense	617	767	799	751	679	686	(11)%	1,384	1,365	(1)%
Restructuring-related items	1,377	63	35	53	15	(44)	NM	1,440	(29)	NM
Other operating	2,200	2,219	2,959	3,439	3,303	3,014	36%	4,419	6,317	43%
Total operating expenses	15,373	14,691	14,416	16,352	16,071	15,943	9%	30,064	32,014	6%

Income (Loss) from Continuing Operations before Income Taxes and Minority Interest	6,861	8,929	2,726	(17,088)	(9,027)	(4,478)	NM	15,790	(13,505)	NM
Provision (benefits) for income taxes	1,846	2,663	527	(7,320)	(3,883)	(2,337)	NM	4,509	(6,220)	NM
Minority interest, net of income taxes	47	123	20	95	(21)	76	(38)%	170	55	(68)%

Income (Loss) from Continuing Operations	4,968	6,143	2,179	(9,863)	(5,123)	(2,217)	NM	11,111	(7,340)	NM
Discontinued Operations (1)
Income from Discontinued Operations	60	129	44	40	4	43		189	47
Loss on Pending Sale	—	—	—	—	—	(517)		—	(517)
Provision (benefits) for income taxes	16	46	11	10	(8)	(196)		62	(204)
Income from Discontinued Operations, net	44	83	33	30	12	(278)		127	(266)

Net Income (Loss)	$5,012	$6,226	$2,212	$(9,833)	$(5,111)	$(2,495)	NM	$11,238	$(7,606)	NM

(1) Discontinued Operations includes:

a) The sale of substantially all of Citigroup’s CitiCapital equipment finance unit to General Electric.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET
(In millions of dollars)

							June 30, 2008
							vs.
	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	December 31, 2007
	2007	2007	2007	2007	2008	2008 (1)	Inc (Decr)

Assets
Cash and due from banks (including segregated cash and other deposits)	$24,421	$30,635	$38,226	$38,206	$30,837	$44,824	17%
Deposits with banks	44,906	70,897	58,713	69,366	73,318	67,945	(2)%
Federal funds sold and securities borrowed or purchased under agreements to resell	303,925	348,129	383,217	274,066	239,006	220,169	(20)%
Brokerage receivables	51,976	61,144	69,062	57,359	65,653	62,492	9%
Trading account assets	460,065	538,316	581,220	538,984	578,437	505,439	(6)%
Investments	286,567	257,880	240,828	215,008	204,155	232,528	8%
Loans, net of unearned income
Consumer	519,105	551,223	570,891	592,307	596,987	571,238	(4)%
Corporate	174,239	191,701	203,078	185,686	192,856	175,552	(5)%
Loans, net of unearned income	693,344	742,924	773,969	777,993	789,843	746,790	(4)%
Allowance for loan losses	(9,510)	(10,381)	(12,728)	(16,117)	(18,257)	(20,777)	(29)%
Total loans, net	683,834	732,543	761,241	761,876	771,586	726,013	(5)%
Goodwill	34,380	39,231	39,949	41,204	43,622	42,537	3%
Intangible assets	19,330	22,975	23,651	22,687	23,945	24,542	8%
Other assets	111,562	119,116	162,159	168,875	169,289	161,101	(5)%
Assets of discontinued operations held for sale	—	—	—	—	—	12,946

Total assets	$2,020,966	$2,220,866	$2,358,266	$2,187,631	$2,199,848	$2,100,536	(4)%

Liabilities
Non-interest-bearing deposits in U.S. offices	$39,296	$41,740	$38,842	$40,859	$43,779	$49,636	21%
Interest-bearing deposits in U.S. offices	198,840	196,481	211,147	225,198	226,285	210,981	(6)%
Non-interest-bearing deposits in offices outside the U.S.	36,328	39,132	43,052	43,335	45,230	46,765	8%
Interest-bearing deposits in offices outside the U.S.	464,057	494,408	519,809	516,838	515,914	496,260	(4)%
Total deposits	738,521	771,761	812,850	826,230	831,208	803,642	(3)%
Federal funds purchased and securities loaned or sold under agreements to repurchase	393,670	394,143	440,369	304,243	279,561	246,107	(19)%
Brokerage payables	88,722	96,528	94,830	84,951	95,597	96,432	14%
Trading account liabilities	173,902	217,992	215,623	182,082	201,986	189,468	4%
Short-term borrowings	111,179	167,139	194,304	146,488	135,799	114,445	(22)%
Long-term debt	310,768	340,077	364,526	427,112	424,959	417,928	(2)%
Other liabilities (2)	82,121	105,472	108,651	102,927	102,519	95,502	(7)%
Liabilities of discontinued operations held for sale	—	—	—	—	—	456	—
Total liabilities	1,898,883	2,093,112	2,231,153	2,074,033	2,071,629	1,963,980	(5)%

Stockholders’ equity
Preferred Stock	1,000	600	200	—	19,384	27,424	—
Common Stock	55	55	55	55	55	57	4%
Additional paid-in capital	17,341	17,725	18,297	18,007	11,131	16,594	(8)%
Retained earnings	131,395	134,932	134,445	121,920	115,050	110,441	(9)%
Treasury stock	(23,833)	(22,588)	(22,329)	(21,724)	(10,020)	(9,911)	54%
Accumulated other comprehensive income (loss)	(3,875)	(2,970)	(3,555)	(4,660)	(7,381)	(8,049)	(73)%

Total stockholders’ equity	122,083	127,754	127,113	113,598	128,219	136,556	20%

Total liabilities and stockholders’ equity	$2,020,966	$2,220,866	$2,358,266	$2,187,631	$2,199,848	$2,100,536	(4)%

(1)	Preliminary

(2)

Includes allowance for credit losses for letters of credit and unfunded lending commitments of $1,100 million for the first and second quarters of 2007, $1,150 million for the third quarter of 2007 and $1,250 million for the fourth quarter of 2007, respectively,  $1,250 million for the first quarter of 2008 and $1,107 for the second quarter of 2008, respectively.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP — NET INCOME SEGMENT VIEW (In millions of dollars)

							2Q08 vs.	Six	Six	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q07 Increase/	Months	Months	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	(Decrease)	2007	2008	(Decrease)
Global Cards:
North America	$872	$711	$808	$322	$537	$178	(75)%	$1,583	$715	(55)%
EMEA	45	53	38	131	55	19	(64)%	98	74	(24)%
Latin America	235	184	563	251	516	165	(10)%	419	681	63%
Asia	105	109	41	241	131	105	(4)%	214	236	10%

Total Global Cards	1,257	1,057	1,450	945	1,239	467	(56)%	2,314	1,706	(26)%

Consumer Banking:
North America	750	891	59	(920)	(333)	(951)	NM	1,641	(1,284)	NM
EMEA	33	89	13	72	1	65	(27)%	122	66	(46)%
Latin America	169	183	102	206	271	76	(58)%	352	347	(1)%
Asia	306	310	23	200	199	110	(65)%	616	309	(50)%

Total Consumer Banking	1,258	1,473	197	(442)	138	(700)	NM	2,731	(562)	NM

Institutional Clients Group (ICG):
North America	1,261	1,461	(720)	(8,735)	(5,955)	(2,853)	NM	2,722	(8,808)	NM
EMEA	694	804	(26)	(3,372)	(1,142)	(89)	NM	1,498	(1,231)	NM
Latin America	366	391	407	466	382	402	3%	757	784	4%
Asia	596	728	606	918	358	496	(32)%	1,324	854	(35)%

Total Institutional Clients Group (ICG)	2,917	3,384	267	(10,723)	(6,357)	(2,044)	NM	6,301	(8,401)	NM

Global Wealth Management:
North America	361	334	334	386	165	309	(7)%	695	474	(32)%
EMEA	7	46	4	20	26	20	(57)%	53	46	(13)%
Latin America	15	29	12	16	26	15	(48)%	44	41	(7)%
Asia	65	103	140	102	77	61	(41)%	168	138	(18)%

Total Global Wealth Management	448	512	490	524	294	405	(21)%	960	699	(27)%

Corporate / Other	(912)	(283)	(225)	(167)	(437)	(345)	(22)%	(1,195)	(782)	35%

Income (Loss) From Continuing Operations	4,968	6,143	2,179	(9,863)	(5,123)	(2,217)	NM	11,111	(7,340)	NM

Discontinued Operations	44	83	33	30	12	(278)		127	(266)

Net Income (Loss)	$5,012	$6,226	$2,212	$(9,833)	$(5,111)	$(2,495)	NM	$11,238	$(7,606)	NM

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP — NET INCOME REGIONAL VIEW (In millions of dollars)

							2Q08 vs.	Six	Six	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q07 Increase/	Months	Months	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	(Decrease)	2007	2008	(Decrease)

North America
Global Cards	$872	$711	$808	$322	$537	$178	(75)%	$1,583	$715	(55)%
Consumer Banking	750	891	59	(920)	(333)	(951)	NM	1,641	(1,284)	NM
Institutional Clients Group	1,261	1,461	(720)	(8,735)	(5,955)	(2,853)	NM	2,722	(8,808)	NM
Securities & Banking	1,227	1,409	(780)	(8,785)	(6,034)	(2,904)	NM	2,636	(8,938)	NM
Transaction Services	34	52	60	50	79	51	(2)%	86	130	51%
Global Wealth Management	361	334	334	386	165	309	(7)%	695	474	(32)%

Total North America	3,244	3,397	481	(8,947)	(5,586)	(3,317)	NM	6,641	(8,903)	NM

EMEA
Global Cards	45	53	38	131	55	19	(64)%	98	74	(24)%
Consumer Banking	33	89	13	72	1	65	(27)%	122	66	(46)%
Institutional Clients Group	694	804	(26)	(3,372)	(1,142)	(89)	NM	1,498	(1,231)	NM
Securities & Banking	544	631	(205)	(3,543)	(1,364)	(327)	NM	1,175	(1,691)	NM
Transaction Services	150	173	179	171	222	238	38%	323	460	42%
Global Wealth Management	7	46	4	20	26	20	(57)%	53	46	(13)%

Total EMEA	779	992	29	(3,149)	(1,060)	15	(98)%	1,771	(1,045)	NM

Latin America
Global Cards	235	184	563	251	516	165	(10)%	419	681	63%
Consumer Banking	169	183	102	206	271	76	(58)%	352	347	(1)%
Institutional Clients Group	366	391	407	466	382	402	3%	757	784	4%
Securities & Banking	289	301	297	334	250	260	(14)%	590	510	(14)%
Transaction Services	77	90	110	132	132	142	58%	167	274	64%
Global Wealth Management	15	29	12	16	26	15	(48)%	44	41	(7)%

Total Latin America	785	787	1,084	939	1,195	658	(16)%	1,572	1,853	18%

Asia
Global Cards	105	109	41	241	131	105	(4)%	214	236	10%
Consumer Banking	306	310	23	200	199	110	(65)%	616	309	(50)%
Institutional Clients Group	596	728	606	918	358	496	(32)%	1,324	854	(35)%
Securities & Banking	409	527	364	604	59	226	(57)%	936	285	(70)%
Transaction Services	187	201	242	314	299	270	34%	388	569	47%
Global Wealth Management	65	103	140	102	77	61	(41)%	168	138	(18)%

Total Asia	1,072	1,250	810	1,461	765	772	(38)%	2,322	1,537	(34)%

Corporate / Other	(912)	(283)	(225)	(167)	(437)	(345)	(22)%	(1,195)	(782)	35%

Income (Loss) From Continuing Operations	4,968	6,143	2,179	(9,863)	(5,123)	(2,217)	NM	11,111	(7,340)	NM

Discontinued Operations	44	83	33	30	12	(278)		127	(266)

Net Income (Loss)	$5,012	$6,226	$2,212	$(9,833)	$(5,111)	$(2,495)	NM	$11,238	$(7,606)	NM

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP — NET REVENUES SEGMENT VIEW (In millions of dollars)

							2Q08 vs.	Six	Six	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q07 Increase/	Months	Months	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	(Decrease)	2007	2008	(Decrease)

Global Cards:
North America	$3,407	$3,298	$3,510	$3,678	$3,343	$2,928	(11)%	$6,705	$6,271	(6)%
EMEA	377	506	599	600	622	652	29%	883	1,274	44%
Latin America	867	990	1,728	1,218	1,776	1,229	24%	1,857	3,005	62%
Asia	513	531	538	818	675	659	24%	1,044	1,334	28%
Total Global Cards	5,164	5,325	6,375	6,314	6,416	5,468	3%	10,489	11,884	13%

Consumer Banking:
North America	4,058	4,224	4,164	4,545	4,485	4,124	(2)%	8,282	8,609	4%
EMEA	1,070	1,113	1,141	1,247	1,241	1,296	16%	2,183	2,537	16%
Latin America	946	996	1,071	1,172	1,048	1,038	4%	1,942	2,086	7%
Asia	1,458	1,475	1,442	1,422	1,558	1,431	(3)%	2,933	2,989	2%
Total Consumer Banking	7,532	7,808	7,818	8,386	8,332	7,889	1%	15,340	16,221	6%

Institutional Clients Group (ICG):
North America	4,245	4,026	110	(11,421)	(7,824)	(1,748)	NM	8,271	(9,572)	NM
EMEA	2,827	2,993	1,398	(2,983)	133	1,740	(42)%	5,820	1,873	(68)%
Latin America	965	985	1,103	1,153	1,012	1,075	9%	1,950	2,087	7%
Asia	1,616	2,257	2,006	2,460	1,721	1,872	(17)%	3,873	3,593	(7)%
Total Institutional Clients Group (ICG)	9,653	10,261	4,617	(10,791)	(4,958)	2,939	(71)%	19,914	(2,019)	NM

Global Wealth Management:
North America	2,385	2,441	2,455	2,509	2,376	2,427	(1)%	4,826	4,803	—
EMEA	108	137	139	159	170	153	12%	245	323	32%
Latin America	91	92	92	98	100	102	11%	183	202	10%
Asia	234	527	833	698	633	633	20%	761	1,266	66%
Total Global Wealth Management	2,818	3,197	3,519	3,464	3,279	3,315	4%	6,015	6,594	10%

Corporate / Other	17	(261)	(139)	(370)	(49)	(959)	NM	(244)	(1,008)	NM

Total Net Revenues	$25,184	$26,330	$22,190	$7,003	$13,020	$18,652	(29)%	$51,514	$31,672	(39)%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP — NET REVENUES REGIONAL VIEW (In millions of dollars)

							2Q08 vs.	Six	Six	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q07 Increase/	Months	Months	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	(Decrease)	2007	2008	(Decrease)

North America
Global Cards	$3,407	$3,298	$3,510	$3,678	$3,343	$2,928	(11)%	$6,705	$6,271	(6)%
Consumer Banking	4,058	4,224	4,164	4,545	4,485	4,124	(2)%	8,282	8,609	4%
Institutional Clients Group	4,245	4,026	110	(11,421)	(7,824)	(1,748)	NM	8,271	(9,572)	NM
Securities & Banking	3,907	3,655	(336)	(11,889)	(8,317)	(2,244)	NM	7,562	(10,561)	NM
Transaction Services	338	371	446	468	493	496	34%	709	989	39%
Global Wealth Management	2,385	2,441	2,455	2,509	2,376	2,427	(1)%	4,826	4,803	—
Total North America	14,095	13,989	10,239	(689)	2,380	7,731	(45)%	28,084	10,111	(64)%

EMEA
Global Cards	377	506	599	600	622	652	29%	883	1,274	44%
Consumer Banking	1,070	1,113	1,141	1,247	1,241	1,296	16%	2,183	2,537	16%
Institutional Clients Group	2,827	2,993	1,398	(2,983)	133	1,740	(42)%	5,820	1,873	(68)%
Securities & Banking	2,229	2,313	674	(3,762)	(680)	871	(62)%	4,542	191	(96)%
Transaction Services	598	680	724	779	813	869	28%	1,278	1,682	32%
Global Wealth Management	108	137	139	159	170	153	12%	245	323	32%
Total EMEA	4,382	4,749	3,277	(977)	2,166	3,841	(19)%	9,131	6,007	(34)%

Latin America
Global Cards	867	990	1,728	1,218	1,776	1,229	24%	1,857	3,005	62%
Consumer Banking	946	996	1,071	1,172	1,048	1,038	4%	1,942	2,086	7%
Institutional Clients Group	965	985	1,103	1,153	1,012	1,075	9%	1,950	2,087	7%
Securities & Banking	730	724	812	812	680	707	(2)%	1,454	1,387	(5)%
Transaction Services	235	261	291	341	332	368	41%	496	700	41%
Global Wealth Management	91	92	92	98	100	102	11%	183	202	10%
Total Latin America	2,869	3,063	3,994	3,641	3,936	3,444	12%	5,932	7,380	24%

Asia
Global Cards	513	531	538	818	675	659	24%	1,044	1,334	28%
Consumer Banking	1,458	1,475	1,442	1,422	1,558	1,431	(3)%	2,933	2,989	2%
Institutional Clients Group	1,616	2,257	2,006	2,460	1,721	1,872	(17)%	3,873	3,593	(7)%
Securities & Banking	1,137	1,722	1,398	1,749	1,012	1,205	(30)%	2,859	2,217	(22)%
Transaction Services	479	535	608	711	709	667	25%	1,014	1,376	36%
Global Wealth Management	234	527	833	698	633	633	20%	761	1,266	66%
Total Asia	3,821	4,790	4,819	5,398	4,587	4,595	(4)%	8,611	9,182	7%

Corporate / Other	17	(261)	(139)	(370)	(49)	(959)	NM	(244)	(1,008)	NM

Total Net Revenues	$25,184	$26,330	$22,190	$7,003	$13,020	$18,652	(29)%	$51,514	$31,672	(39)%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CARDS Page 1 (In millions of dollars)

							2Q08 vs.	Six	Six	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q07 Increase/	Months	Months	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	(Decrease)	2007	2008	(Decrease)

Net Interest Revenue	$2,305	$2,683	$2,744	$3,031	$2,730	$3,024	13%	$4,988	$5,754	15%
Non-Interest Revenue	2,859	2,642	3,631	3,283	3,686	2,444	(7)%	5,501	6,501	11%
Total Revenues, Net of Interest Expense (1)	5,164	5,325	6,375	6,314	6,416	5,468	3%	10,489	11,884	13%
Total Operating Expenses	2,412	2,490	2,624	3,095	2,610	2,725	9%	4,902	5,335	9%
Net Credit Losses	870	850	1,049	1,123	1,252	1,417	67%	1,720	2,669	55%
Credit Reserve Build / (Release)	(9)	425	506	653	623	582	37%	416	1,205	NM
Provision for Benefits & Claims	20	13	20	15	20	24	85%	33	44	33%
Provision for Loan Losses and for Benefits and Claims	881	1,288	1,575	1,791	1,895	2,023	57%	2,169	3,918	81%
Income Before Taxes and Minority Interest	1,871	1,547	2,176	1,428	1,911	720	(53)%	3,418	2,631	(23)%
Income Taxes	613	487	723	479	669	249	(49)%	1,100	918	(17)%
Minority Interest	1	3	3	4	3	4	33%	4	7	75%
Net Income	$1,257	$1,057	$1,450	$945	$1,239	$467	(56)%	$2,314	$1,706	(26)%

Average Assets (in billions of dollars)	$105	$110	$114	$124	$124	$124	13%	$108	$124	15%
Return on Assets	4.86%	3.85%	5.05%	3.02%	4.02%	1.51%		4.32%	2.77%
Net Credit Loss Ratio	4.70%	4.26%	5.00%	4.78%	5.39%	6.18%

Average Risk Capital	$8,216	$8,417	$8,738	$9,412	$14,799	$15,265	81%	$8,517	$15,032	81%
Return on Risk Capital	62%	50%	66%	40%	34%	12%		56%	23%
Return on Invested Capital	26%	22%	29%	18%	18%	7%		24%	12%

KEY INDICATORS

EOP Open Accounts (in millions)
North America	152.6	150.1	149.1	151.9	148.6	146.9	(2)%
EMEA	6.3	8.7	8.9	9.1	9.5	9.6	10%
Latin America	11.7	12.0	12.4	12.9	12.9	12.9	8%
Asia	13.8	14.1	14.3	15.4	15.7	15.7	11%
Total	184.4	184.9	184.7	189.3	186.7	185.1	0%

Purchase Sales (in billions of dollars)
North America	$73.8	$83.5	$83.1	$89.3	$76.9	$83.8	0%
EMEA	4.3	6.4	7.5	8.3	7.6	8.1	27%
Latin America	5.8	6.8	7.4	8.4	8.2	8.8	29%
Asia	11.6	12.6	13.1	14.8	14.7	15.3	21%
Total	$95.5	$109.3	$111.1	$120.8	$107.4	$116.0	6%

Average Managed Loans (2):
North America (managed basis)	$144.3	$143.2	$145.3	$150.5	$152.7	$151.2	6%
EMEA	7.8	12.1	14.8	15.8	16.4	17.2	42%
Latin America	10.2	11.7	12.3	13.5	14.1	14.7	26%
Asia	13.2	13.9	14.8	16.0	17.1	17.6	27%
Total	$175.5	$180.9	$187.2	$195.8	$200.3	$200.7	11%

(1)      The 2007 first quarter, 2007 second quarter, 2007 third quarter, 2007 fourth quarter, 2008 first quarter and 2008 second quarter include releases of $98 million, $144 million, $73 million, $157 million, $58 million and $21 million, respectively, from the allowance for credit losses related to loan receivables that were either securitized or transferred to loans held-for-sale during the quarter.

(2)      Managed basis is applicable only in North America, as securitizations are not done in any other region.
Managed basis presentation includes results from both the on-balance sheet loans and off- balance sheet loans, and excludes the impact of card securitization activity.
Managed disclosures assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Company’s owned loans.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CARDS Page 2 (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q
	2007	2007	2007	2007	2008	2008

KEY INDICATORS (continued) (1)

Managed Average Yield
North America (managed basis)	14.21%	14.17%	14.40%	13.87%	13.41%	13.24%
EMEA	17.67%	16.34%	16.10%	15.28%	15.62%	15.29%
Latin America	28.28%	29.24%	28.68%	26.27%	28.44%	30.36%
Asia	13.72%	14.04%	13.78%	13.89%	13.82%	13.79%
Global Total	15.13%	15.27%	15.41%	14.83%	14.67%	14.72%

Managed Net Interest Revenue as a % of Average Managed Loans
North America (managed basis)	10.07%	10.28%	10.50%	10.07%	10.09%	10.56%
EMEA	13.28%	13.99%	13.05%	11.65%	12.28%	12.27%
Latin America	21.25%	23.90%	23.26%	21.13%	22.93%	25.51%
Asia	10.17%	10.49%	10.16%	10.21%	10.04%	9.85%
Global Total	10.86%	11.43%	11.52%	10.97%	11.17%	11.74%

Coincident Managed Net Credit Loss Ratio
North America (managed basis)	4.60%	4.51%	4.51%	5.10%	5.81%	6.53%
EMEA	3.21%	2.71%	4.79%	0.81%	3.53%	3.89%
Latin America	8.75%	6.84%	9.65%	9.01%	10.25%	11.41%
Asia	3.19%	3.32%	3.11%	3.06%	3.17%	3.37%
Global Total	4.67%	4.45%	4.76%	4.85%	5.71%	6.38%

Managed Net Credit Margin as a % of Average Managed Loans
North America (managed basis)	7.48%	7.43%	8.03%	7.67%	7.14%	6.52%
EMEA	16.46%	14.02%	11.25%	14.29%	11.72%	11.36%
Latin America	25.89%	26.98%	46.08%	26.73%	40.43%	22.23%
Asia	12.53%	12.02%	11.32%	17.27%	12.69%	11.73%
Global Total	9.32%	9.49%	11.04%	10.30%	10.33%	8.54%

Managed Loans 90+ Days Past Due as a % of EOP Managed Loans
North America (managed basis)	1.57%	1.47%	1.60%	1.77%	1.96%	2.02%
EMEA	1.91%	1.99%	1.79%	1.52%	1.61%	1.80%
Latin America	3.39%	3.79%	3.67%	3.92%	3.75%	4.16%
Asia	1.59%	1.43%	1.43%	1.50%	1.49%	1.53%
Global Total	1.70%	1.66%	1.74%	1.88%	2.02%	2.11%

(1)      Managed basis is applicable only in North America, as securitizations are not done in any other region.
Managed basis presentation includes results from both the on-balance sheet loans and off- balance sheet loans, and excludes the impact of card securitization activity.
Managed disclosures assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Company’s owned loans.

Reclassified to conform to the current period’s presentation.

GLOBAL CARDS Page 3 North America (In millions of dollars)

								2Q08 vs.
		1Q	2Q	3Q	4Q	1Q	2Q	2Q07 Increase/
		2007	2007	2007	2007	2008	2008	(Decrease)

SUPPLEMENTAL DISCLOSURE - MANAGED BASIS (1)

Managed Revenues: (in millions of dollars)
Total GAAP Revenues		$3,407	$3,298	$3,510	$3,678	$3,343	$2,928	(11)%
Net Impact of Cardit Card Securitization Activity (2)		929	998	1,124	1,200	1,610	2,016	NM
Total Managed Revenues		$4,336	$4,296	$4,634	$4,878	$4,953	$4,944	15%

Return on Managed Assets		2.26%	1.84%	2.04%	0.79%	1.32%	0.44%

Average Managed Loans
(in billions of dollars)
	Securitized	$97.4	$97.6	$101.0	$99.8	$105.8	$107.4	10%
	Held for Sale	3.0	3.3	3.0	2.7	1.0	1.0	(70)%
	On Balance Sheet	43.9	42.3	41.3	48.0	45.9	42.8	1%
	Total	$144.3	$143.2	$145.3	$150.5	$152.7	$151.2	6%

	Citi Branded	$92.6	$91.6	$92.4	$95.3	$96.8	$96.6	5%
	Retail Partners	51.7	51.6	52.9	55.2	55.9	54.6	6%
	Total	$144.3	$143.2	$145.3	$150.5	$152.7	$151.2	6%

EOP Managed Loans
	Citi Branded	$91.6	$92.9	$93.6	$98.7	$96.3	$96.0	3%
	Retail Partners	50.9	52.3	53.8	57.9	54.4	55.2	6%
	Total	$142.5	$145.2	$147.4	$156.6	$150.7	$151.2	4%

Managed Average Yield (3)
	Citi Branded	12.31%	12.25%	12.50%	12.12%	11.46%	11.19%	(9)%
	Retail Partners	17.60%	17.59%	17.71%	16.90%	16.77%	16.87%	(4)%
	Total	14.21%	14.17%	14.40%	13.87%	13.41%	13.24%	(7)%

Managed Net Interest Revenue
(in millions of dollars) (4)
	Citi Branded	$1,784	$1,797	$1,885	$1,886	$1,894	$1,998	11%
	Retail Partners	1,798	1,873	1,962	1,935	1,935	1,971	5%
	Total	$3,582	$3,670	$3,847	$3,821	$3,829	$3,969	8%

Managed Net Interest Revenue as
a % of Average Managed Loans
	Citi Branded	7.81%	7.87%	8.09%	7.85%	7.87%	8.32%
	Retail Partners	14.10%	14.56%	14.71%	13.91%	13.92%	14.52%
	Total	10.07%	10.28%	10.50%	10.07%	10.09%	10.56%

Managed Net Credit Margin
(in millions of dollars) (5)
	Citi Branded	$1,644	$1,593	$1,732	$1,790	$1,658	$1,459	(8)%
	Retail Partners	1,017	1,059	1,210	1,121	1,053	993	(6)%
	Total	$2,661	$2,652	$2,942	$2,911	$2,711	$2,452	(8)%

Managed Net Credit Margin as
a % of Average Managed Loans
	Citi Branded	7.20%	6.98%	7.44%	7.45%	6.89%	6.07%
	Retail Partners	7.98%	8.23%	9.07%	8.06%	7.58%	7.31%
	Total	7.48%	7.43%	8.03%	7.67%	7.14%	6.52%

Managed Net Credit Losses
	Citi Branded	$876	$878	$900	$1,034	$1,187	$1,375	57%
	Retail Partners	759	733	753	899	1,018	1,078	47%
	Total	$1,635	$1,611	$1,653	$1,933	$2,205	$2,453	52%

Coincident Managed Net
Credit Loss Ratio:
	Citi Branded	3.84%	3.84%	3.86%	4.30%	4.93%	5.72%	49%
	Retail Partners	5.95%	5.70%	5.65%	6.46%	7.32%	7.94%	39%
	Total	4.60%	4.51%	4.51%	5.10%	5.81%	6.53%	45%

Managed Loans 90+Days Past Due
	Citi Branded	$1,191	$1,138	$1,248	$1,489	$1,616	$1,674	47%
	Retail Partners	1,045	997	1,112	1,286	1,337	1,376	38%
	Total	$2,236	$2,135	$2,360	$2,775	$2,953	$3,050	43%

% of EOP Managed Loans
	Citi Branded	1.30%	1.22%	1.33%	1.51%	1.68%	1.74%	43%
	Retail Partners	2.05%	1.91%	2.07%	2.22%	2.46%	2.49%	30%
	Total	1.57%	1.47%	1.60%	1.77%	1.96%	2.02%	37%

(1)      Managed basis is applicable only in North America, as securitizations are not done in any other region.
Managed basis presentation includes results from both the on-balance sheet loans and off- balance sheet loans, and excludes the impact of card securitization activity.
Managed disclosures assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Company’s owned loans.

(2)      Net impact of Securitization Activity includes the removal of securitization-related items that are part of GAAP revenues such as the gain on sale of credit card loans, mark-to-market revenue for interests retained in securitized assets classified as Trading, and net credit losses on loans that are considered sold for GAAP purposes.

(3)      Gross interest revenue earned divided by average managed loans.

(4)      Includes certain fees that are recorded as interest revenue.

(5)      Total Revenues, net of Interest Expense,  less Net Credit Losses and Policy Benefits and Claims.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CONSUMER BANKING Page 1 (In millions of dollars)

							2Q08 vs.	Six	Six	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q07 Increase/	Months	Months	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	(Decrease)	2007	2008	(Decrease)
CONSUMER BANKING

Net Interest Revenue	$5,296	$5,491	$5,546	$5,590	$5,959	$6,093	11%	$10,787	$12,052	12%
Non-Interest Revenue	2,236	2,317	2,272	2,796	2,373	1,796	(22)%	4,553	4,169	(8)%
Total Revenues, Net of Interest Expense	7,532	7,808	7,818	8,386	8,332	7,889	1%	15,340	16,221	6%
Total Operating Expenses	4,050	4,227	4,519	4,503	4,590	4,726	12%	8,277	9,316	13%
Net Credit Losses	1,242	1,224	1,492	1,869	2,413	2,650	NM	2,466	5,063	NM
Credit Reserve Build / (Release)	314	60	1,504	2,856	1,147	1,657	NM	374	2,804	NM
Provision for Benefits & Claims	190	158	183	182	203	191	21%	348	394	13%
Provision for Loan Losses and for Benefits and Claims	1,746	1,442	3,179	4,907	3,763	4,498	NM	3,188	8,261	NM
Income Before Taxes and Minority Interest	1,736	2,139	120	(1,024)	(21)	(1,335)	NM	3,875	(1,356)	NM
Income Taxes	469	649	(84)	(592)	(161)	(644)	NM	1,118	(805)	NM
Minority Interest, Net of Tax	9	17	7	10	2	9	(47)%	26	11	(58)%
Net Income	$1,258	$1,473	$197	$(442)	$138	$(700)	NM	$2,731	$(562)	NM

Average Assets (in billions of dollars)	$574	$602	$594	$587	$587	$589	(2)%	$588	$588	—
Return on Assets	0.89%	0.98%	0.13%	(0.30)%	0.09%	(0.48)%		0.94%	(0.19)%
Average Risk Capital	$20,920	$22,746	$21,811	$20,909	$28,088	$30,742	35%	$21,834	$29,415	35%
Return on Risk Capital	24%	26%	4%	(8)%	2%	(9)%		25%	(4)%
Return on Invested Capital	13%	14%	2%	(3)%	1%	(5)%		15%	(2)%

CONSUMER FINANCE JAPAN

Net Interest Revenue	$415	$344	$263	$113	$264	$173	(50)%	$759	$437	(42)%
Non-Interest Revenue	7	1	1	13	13	3	NM	8	16	100%
Total Revenues, Net of Interest Expense	422	345	264	126	277	176	(49)%	767	453	(41)%
Total Operating Expenses	126	102	251	97	95	101	(1)%	228	196	(14)%
Net Credit Losses	302	302	324	314	317	314	4%	604	631	4%
Credit Reserve Build / (Release)	4	14	161	—	—	—	(100)%	18	—	(100)%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	306	316	485	314	317	314	(1)%	622	631	1%
Income Before Taxes and Minority Interest	(10)	(73)	(472)	(285)	(135)	(239)	NM	(83)	(374)	NM
Income Taxes	(12)	(33)	(174)	(101)	(49)	(85)	NM	(45)	(134)	NM
Minority Interest, Net of Tax	—	—	—	—	—	—	—	—	—	—
Net Income	$2	$(40)	$(298)	$(184)	$(86)	$(154)	NM	$(38)	$(240)	NM
Average Assets (in billions of dollars)	$10	$10	$9	$9	$9	$8	(20)%	$10	$9	(10)%
Return on Assets	0.08%	(1.60)%	(13.14)%	(8.11)%	(3.84)%	(7.74)%		(0.77)%	(5.36)%

CONSUMER BANKING EXCLUDING CONSUMER FINANCE JAPAN

Net Interest Revenue	$4,881	$5,147	$5,283	$5,477	$5,695	$5,920	15%	$10,028	$11,615	16%
Non-Interest Revenue	2,229	2,316	2,271	2,783	2,360	1,793	(23)%	4,545	4,153	(9)%
Total Revenues, Net of Interest Expense	7,110	7,463	7,554	8,260	8,055	7,713	3%	14,573	15,768	8%
Total Operating Expenses	3,924	4,125	4,268	4,406	4,495	4,625	12%	8,049	9,120	13%
Net Credit Losses	940	922	1,168	1,555	2,096	2,336	NM	1,862	4,432	NM
Credit Reserve Build / (Release)	310	46	1,343	2,856	1,147	1,657	NM	356	2,804	NM
Provision for Benefits & Claims	190	158	183	182	203	191	21%	348	394	13%
Provision for Loan Losses and for Benefits and Claims	1,440	1,126	2,694	4,593	3,446	4,184	NM	2,566	7,630	NM
Income Before Taxes and Minority Interest	1,746	2,212	592	(739)	114	(1,096)	NM	3,958	(982)	NM
Income Taxes	481	682	90	(491)	(112)	(559)	NM	1,163	(671)	NM
Minority Interest, Net of Tax	9	17	7	10	2	9	(47)%	26	11	(58)%
Net Income	$1,256	$1,513	$495	$(258)	$224	$(546)	NM	$2,769	$(322)	NM

Average Assets (in billions of dollars)	$564	$592	$585	$578	$578	$581	(2)%	$578	$580	—
Return on Assets	0.90%	1.03%	0.34%	(0.18)%	0.16%	(0.38)%		0.97%	(0.11)%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CONSUMER BANKING Page 2 (In millions of dollars)

							2Q08 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q07 Increase/
	2007	2007	2007	2007	2008	2008	(Decrease)

KEY INDICATORS

Branches
Citibank	3,976	4,098	4,149	4,327	4,385	4,360	6%
CitiFinancial (excluding Consumer Finance Japan)	4,112	4,052	4,093	4,148	4,014	3,904	(4)%
	8,088	8,150	8,242	8,475	8,399	8,264	1%
Consumer Finance Japan	51	51	51	51	41	36	(29)%
Total	8,139	8,201	8,293	8,526	8,440	8,300	1%

North America	3,487	3,432	3,481	3,544	3,568	3,556	4%
EMEA	1,023	1,023	1,033	1,051	1,093	1,026	0%
Latin America	2,510	2,626	2,651	2,734	2,634	2,635	0%
Asia (excluding CF Japan)	1,068	1,069	1,077	1,146	1,104	1,047	(2)%
	8,088	8,150	8,242	8,475	8,399	8,264	1%
Consumer Finance Japan	51	51	51	51	41	36	(29)%
Total	8,139	8,201	8,293	8,526	8,440	8,300	1%

Accounts (in millions)
North America	31.5	30.7	31.5	31.9	32.7	32.4	6%
EMEA	11.1	12.6	12.7	12.8	13.0	13.1	4%
Latin America	18.4	17.4	18.0	18.8	18.2	18.8	8%
Asia (excluding Consumer Finance Japan)	17.2	17.7	18.2	19.8	20.1	20.1	14%
	78.2	78.4	80.4	83.3	84.0	84.4	8%
Consumer Finance Japan	1.4	1.3	1.2	1.2	1.1	1.1	(15)%
Total	79.6	79.7	81.6	84.5	85.1	85.5	7%

Average Deposits (in billions of dollars)
North America	$117.4	$118.7	$120.8	$122.0	$122.7	$121.8	3%
EMEA	33.9	42.6	48.0	48.6	50.5	50.5	19%
Latin America	34.3	38.1	39.0	40.3	41.4	41.3	8%
Asia	86.6	87.7	88.8	92.9	97.7	96.8	10%
Total	$272.2	$287.1	$296.6	$303.8	$312.3	$310.4	8%

Investment Sales (in billions of dollars)
North America	$1.5	$1.4	$1.3	$1.4	$1.5	$1.3	(7)%
EMEA	6.2	6.6	6.6	6.6	5.9	4.9	(26)%
Latin America	18.3	17.5	16.2	13.2	14.6	15.4	(12)%
Asia	10.9	13.6	13.8	16.0	10.0	9.5	(30)%
Total	$36.9	$39.1	$37.9	$37.3	$32.0	$31.1	(20)%

Investment AUMs (in billions of dollars)
North America	$34.9	$37.0	$37.9	$37.5	$34.4	$34.4	(7)%
EMEA	29.0	31.5	33.1	34.3	33.2	30.9	(2)%
Latin America	30.2	32.1	33.4	33.9	34.5	37.4	17%
Asia	48.1	52.4	57.1	59.1	54.3	53.1	1%
Total	$142.2	$153.0	$161.5	$164.8	$156.4	$155.8	2%

Reclassified to conform to the current period’s presentation.

CONSUMER BANKING Page 3 (In millions of dollars)

							2Q08 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q07 Increase/
	2007	2007	2007	2007	2008	2008	(Decrease)

KEY INDICATORS (Continued):

Average Loans (in billions of dollars)
North America	$277.3	$286.0	$293.2	$302.6	$307.2	$305.1	7%
EMEA	31.3	36.0	38.5	40.5	41.1	42.5	18%
Latin America	11.2	13.1	13.9	14.6	14.6	15.6	19%
Asia (excluding CF Japan)	43.4	45.3	46.4	49.5	51.9	51.6	14%
	363.2	380.4	392.0	407.2	414.8	414.8	9%
Consumer Finance Japan	9.0	8.5	8.5	8.5	8.9	8.4	(2)%
Total	$372.2	$388.9	$400.5	$415.7	$423.7	$423.2	9%

EOP Loans (in billions of dollars)
North America	$280.3	$288.2	$298.5	$303.2	$306.1	$291.9	1%
EMEA	31.6	37.4	39.2	39.6	42.2	43.1	15%
Latin America	11.7	13.5	14.1	14.9	14.6	15.8	17%
Asia (excluding CF Japan)	44.4	45.8	47.8	51.1	52.1	51.8	13%
	368.0	384.9	399.6	408.8	415.0	402.6	5%
Consumer Finance Japan	9.0	8.2	8.5	8.3	9.1	8.2	—
Total	$377.0	$393.1	$408.1	$417.1	$424.1	$410.8	5%

Net Interest Revenue as a% of Average Loans
North America	3.35%	3.29%	3.25%	3.25%	3.41%	3.64%
EMEA	7.50%	6.73%	6.66%	7.11%	6.99%	6.99%
Latin America	9.74%	9.38%	9.08%	9.30%	9.76%	8.76%
Asia (excluding CF Japan)	3.09%	3.14%	3.16%	3.12%	3.21%	3.24%
	3.87%	3.81%	3.78%	3.83%	3.96%	4.13%
Consumer Finance Japan	16.33%	13.50%	9.42%	2.52%	10.56%	8.21%
Total	4.17%	4.02%	3.90%	3.81%	4.10%	4.21%

Net Credit Losses as a% of Average Loans
North America	0.84%	0.87%	1.01%	1.40%	2.02%	2.33%
EMEA	3.31%	2.29%	2.47%	2.67%	2.86%	2.51%
Latin America	1.41%	0.46%	2.51%	2.96%	3.78%	4.08%
Asia (excluding CF Japan)	0.66%	0.72%	0.78%	0.82%	0.98%	1.16%
	1.05%	0.97%	1.18%	1.52%	2.03%	2.27%
Consumer Finance Japan	13.61%	14.20%	15.12%	14.66%	14.33%	15.03%
Total	1.35%	1.26%	1.48%	1.78%	2.29%	2.52%

Loans 90+ Days Past Due as a% of EOP Loans
North America	1.37%	1.49%	1.80%	2.13%	2.38%	2.76%
EMEA	1.35%	1.15%	1.15%	1.00%	1.08%	1.21%
Latin America	2.96%	2.86%	2.96%	3.07%	3.98%	3.54%
Asia (excluding CF Japan)	0.53%	0.53%	0.55%	0.54%	0.57%	0.63%
	1.31%	1.39%	1.63%	1.86%	2.08%	2.35%
Consumer Finance Japan	2.35%	2.53%	2.53%	2.20%	2.35%	2.44%
Total	1.34%	1.42%	1.65%	1.86%	2.08%	2.35%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CONSUMER BANKING Page 4 North America (In billions of dollars)

							2Q08 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q07 Increase/
	2007	2007	2007	2007	2008	2008	(Decrease)

KEY INDICATORS (Continued):

RESIDENTIAL REAL ESTATE LENDING
Average Loans	$202.2	$210.2	$214.2	$219.5	$219.9	$215.3	2%
EOP Loans	$205.2	$211.6	$218.0	$218.6	$217.6	$207.0	(2)%
Originations (1)	$42.3	$49.6	$39.4	$32.0	$37.2	$28.5	(43)%
Third Party Mortgage Servicing Portfolio (EOP)	$580.2	$585.3	$575.1	$599.6	$645.7	$648.5	11%
Net Servicing & Gain/(Loss) on Sale - (in millions of dollars)	$51.8	$129.6	$163.7	$340.4	$192.4	$(374.0)	NM
Net Interest Revenue (in millions of dollars)	$1,217	$1,242	$1,228	$1,169	$1,311	$1,365	10%
% of Avg. Loans	2.44%	2.37%	2.27%	2.11%	2.40%	2.55%
Net Credit Losses (in millions of dollars)	$178	$216	$304	$489	$887	$1,092	NM
% of Avg. Loans	0.36%	0.41%	0.56%	0.88%	1.62%	2.04%
Loans 90+ Days Past Due (in millions of dollars)	$2,426	$2,910	$3,835	$4,849	$5,654	$6,460	NM
% of EOP Loans	1.18%	1.38%	1.76%	2.22%	2.60%	3.12%

AUTO LOANS
Average Loans	$16.6	$18.2	$19.1	$20.1	$21.2	$21.0	15%
EOP Loans	$17.7	$18.7	$19.5	$20.9	$21.4	$20.4	9%
Originations	$3.1	$2.8	$2.6	$3.1	$2.5	$0.8	(71)%
Net Interest Revenue (in millions of dollars)	$335	$352	$358	$370	$387	$387	10%
% of Avg. Loans	8.20%	7.76%	7.44%	7.30%	7.34%	7.41%
Net Credit Losses (in millions of dollars)	$139	$101	$147	$208	$228	$196	94%
% of Avg. Loans	3.40%	2.23%	3.05%	4.11%	4.33%	3.75%
Loans 90+ Days Past Due (in millions of dollars)	$122	$176	$246	$285	$215	$265	51%
% of EOP Loans	0.69%	0.94%	1.26%	1.36%	1.00%	1.30%

STUDENT LOANS
Average Loans	$22.5	$20.9	$21.2	$22.0	$24.0	$24.9	19%
EOP Loans	$21.0	$20.1	$21.1	$22.3	$24.5	$21.4	6%
Originations	$2.8	$1.3	$3.1	$1.5	$3.1	$1.0	(23)%
Net Interest Revenue (in millions of dollars)	$85	$90	$87	$82	$80	$115	28%
% of Avg. Loans	1.53%	1.73%	1.63%	1.48%	1.34%	1.86%
Net Credit Losses (in millions of dollars)	$4	$6	$8	$12	$13	$16	NM
% of Avg. Loans	0.07%	0.12%	0.15%	0.22%	0.21%	0.26%
Loans 90+ Days Past Due (in millions of dollars)	$879	$806	$776	$721	$796	$699	(13)%
% of EOP Loans	4.19%	4.01%	3.68%	3.23%	3.25%	3.27%

PERSONAL LOANS & OTHER
Average Loans	$16.9	$17.3	$18.4	$19.6	$20.4	$20.9	21%
EOP Loans	$16.9	$17.8	$19.0	$20.2	$20.4	$21.3	20%
Net Interest Revenue - Loans (in millions of dollars)	$673	$706	$749	$800	$809	$832	18%
Net Interest Revenue - Other (in millions of dollars)	431	461	449	458	473	588	28%
Net Interest Revenue - Total (in millions of dollars)	$1,104	$1,167	$1,198	$1,258	$1,282	$1,420	22%
% of Avg. Loans	16.15%	16.37%	16.15%	16.19%	15.95%	16.01%
Net Credit Losses (in millions of dollars)	$251	$273	$284	$348	$398	$444	63%
% of Avg. Loans	6.02%	6.33%	6.12%	7.04%	7.85%	8.54%
Loans 90+ Days Past Due (in millions of dollars)	$367	$361	$453	$520	$523	$523	45%
% of EOP Loans	2.17%	2.03%	2.38%	2.57%	2.56%	2.46%

COMMERCIAL LOANS
Average Loans	$19.1	$19.4	$20.3	$21.4	$21.7	$23.0	19%
EOP Loans	$19.5	$20.0	$20.9	$21.2	$22.2	$21.8	9%
Net Interest Revenue (in millions of dollars)	$190	$185	$201	$209	$218	$234	26%
% of Avg. Loans	4.03%	3.82%	3.93%	3.87%	4.04%	4.09%
Net Credit Losses (in millions of dollars)	$4	$24	$5	$14	$13	$16	(33)%
% of Avg. Loans	0.08%	0.50%	0.10%	0.25%	0.24%	0.28%
Loans 90+ Days Past Due (in millions of dollars)	$34	$46	$63	$78	$101	$123	NM
% of EOP Loans	0.17%	0.23%	0.30%	0.37%	0.46%	0.56%

(1)   Excludes CitiFinancial, which are debt Consolidation Loans secured by Real Estate.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP (In millions of dollars)

							2Q08 vs.	Six	Six	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q07 Increase/	Months	Months	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	(Decrease)	2007	2008	(Decrease)

Commissions and Fees	$862	$852	$988	$1,002	$936	$958	12%	1,714	1,894	11%
Administration and Other Fiduciary Fees	981	1,201	1,376	1,424	1,359	1,394	16%	2,182	2,753	26%
Investment Banking	1,508	1,422	(34)	1,097	(2,425)	746	(48)%	2,930	(1,679)	NM
Principal Transactions	2,845	2,439	(1,421)	(19,030)	(8,238)	(4,541)	NM	5,284	(12,779)	NM
Other	1,022	1,537	334	1,093	(893)	(441)	NM	2,559	(1,334)	NM
Total Non-Interest Revenue	7,218	7,451	1,243	(14,414)	(9,261)	(1,884)	NM	14,669	(11,145)	NM
Net Interest Revenue (including Dividends)	2,435	2,810	3,374	3,623	4,303	4,823	72%	5,245	9,126	74%

Total Revenues, Net of Interest Expense	9,653	10,261	4,617	(10,791)	(4,958)	2,939	(71)%	19,914	(2,019)	NM
Total Operating Expenses	5,391	5,349	4,463	6,033	5,970	5,858	10%	10,740	11,828	10%
Net Credit Losses	(20)	(37)	35	695	101	357	NM	(57)	458	NM
Provision for Unfunded Lending Commitments	—	—	50	100	—	(143)	—	—	(143)	—
Credit Reserve Build / (Release)	274	(19)	120	187	144	367	NM	255	511	100%
Provision for Benefits & Claims	52	26	33	44	52	45	73%	78	97	24%
Provision for Loan Losses and for Benefits and Claims	306	(30)	238	1,026	297	626	NM	276	923	NM
Income (Loss) Before Taxes and Minority Interest	3,956	4,942	(84)	(17,850)	(11,225)	(3,545)	NM	8,898	(14,770)	NM
Income Taxes (Benefits)	1,003	1,470	(320)	(7,207)	(4,832)	(1,562)	NM	2,473	(6,394)	NM
Minority Interest, Net of Tax	36	88	(31)	80	(36)	61	(31)%	124	25	(80)%
Net Income (Loss)	$2,917	$3,384	$267	$(10,723)	$(6,357)	$(2,044)	NM	$6,301	$(8,401)	NM

Average Assets (in billions of dollars)	$1,156	$1,290	$1,434	$1,414	$1,440	$1,411	9%	$1,223	$1,426	17%

Average Risk Capital	$29,473	$32,853	$37,419	$45,405	$54,862	$54,053	65%	$31,163	$54,458	75%
Return on Risk Capital	40%	41%	3%	(94)%	(47)%	(15)%		41%	(31)%
Return on Invested Capital	30%	31%	1%	(73)%	(36)%	(11)%		31%	(24)%

Revenues by Product:
Securities and Banking	$8,003	$8,414	$2,548	$(13,090)	$(7,305)	$539	(94)%	$16,417	$(6,766)	NM
Transactions Services	1,650	1,847	2,069	2,299	2,347	2,400	30%	3,497	4,747	36%

Total	$9,653	$10,261	$4,617	$(10,791)	$(4,958)	$2,939	(71)%	$19,914	$(2,019)	NM

Net Income by Product:
Securities and Banking	$2,469	$2,868	$(324)	$(11,390)	$(7,089)	$(2,745)	NM	$5,337	$(9,834)	NM
Transactions Services	448	516	591	667	732	701	36%	964	1,433	49%
Total	$2,917	$3,384	$267	$(10,723)	$(6,357)	$(2,044)	NM	$6,301	$(8,401)	NM

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP SECURITIES AND BANKING (In millions of dollars)

							2Q08 vs.	Six	Six	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q07 Increase/	Months	Months	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	(Decrease)	2007	2008	(Decrease)
Net Interest Revenue	$1,594	$1,882	$2,342	$2,480	$3,102	$3,612	92%	$3,476	$6,714	93%
Non-Interest Revenue	6,409	6,532	206	(15,570)	(10,407)	(3,073)	NM	12,941	(13,480)	NM

Total Revenues, Net of Interest Expense	8,003	8,414	2,548	(13,090)	(7,305)	539	(94)%	16,417	(6,766)	NM
Total Operating Expenses	4,352	4,220	3,235	4,666	4,671	4,486	6%	8,572	9,157	7%
Net Credit Losses	(25)	(38)	31	681	101	348	NM	(63)	449	NM
Provision for Unfunded Lending Commitments	—	—	50	100	—	(143)	—	—	(143)	—
Credit Reserve Build / (Release)	274	(12)	120	216	142	358	NM	262	500	91%
Provision for Benefits & Claims	52	26	33	44	52	45	73%	78	97	24%
Provision for Loan Losses and for Benefits and Claims	301	(24)	234	1,041	295	608	NM	277	903	NM
Income (Loss) Before Taxes and Minority Interest	3,350	4,218	(921)	(18,797)	(12,271)	(4,555)	NM	7,568	(16,826)	NM
Income Taxes (Benefits)	849	1,266	(561)	(7,480)	(5,138)	(1,862)	NM	2,115	(7,000)	NM
Minority Interest, Net of Tax	32	84	(36)	73	(44)	52	(38)%	116	8	(93)%
Net Income (Loss)	$2,469	$2,868	$(324)	$(11,390)	$(7,089)	$(2,745)	NM	$5,337	$(9,834)	NM

Average Assets (in billions of dollars)	$1,086	$1,212	$1,355	$1,336	$1,363	$1,332	10%	$1,149	$1,348	17%

Average Risk Capital	$28,031	$31,210	$35,592	$43,598	$52,617	$51,944	66%	$29,621	$52,281	76%
Return on Risk Capital	36%	37%	(4)%	(104)%	(54)%	(21)%		36%	(38)%
Return on Invested Capital	27%	26%	(4)%	(82)%	(43)%	(16)%		27%	(29)%

Revenue Details:
Investment Banking:
Advisory and Other Fees	$429	$397	$465	$553	$307	$386	(3)%	$826	$693	(16)%
Equity Underwriting	523	539	401	473	229	518	(4)%	1,062	747	(30)%
Debt Underwriting	813	712	(172)	439	(2,082)	(277)	NM	1,525	(2,359)	NM
Gross Investment Banking	1,765	1,648	694	1,465	(1,546)	627	(62)%	3,413	(919)	NM
Revenue Allocated to the Global Wealth Management Segment:
Equity Underwriting	(136)	(137)	(83)	(88)	(54)	(86)	37%	(273)	(140)	49%
Debt Underwriting	(34)	(42)	(31)	(34)	(67)	(88)	NM	(76)	(155)	NM
Net Investment Banking	1,595	1,469	580	1,343	(1,667)	453	(69)%	3,064	(1,214)	NM
Lending	570	504	638	1,269	584	95	(81)%	1,074	679	(37)%
Equity Markets	1,483	1,582	1,062	770	979	1,398	(12)%	3,065	2,377	(22)%
Fixed Income Markets	4,451	4,652	944	(16,105)	(7,023)	(633)	NM	9,103	(7,656)	NM
Other Securities and Banking	(96)	207	(676)	(367)	(178)	(774)	NM	111	(952)	NM

Total Securities and Banking Revenues	8,003	8,414	2,548	(13,090)	(7,305)	539	(94)%	16,417	(6,766)	NM

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP TRANSACTION SERVICES (In millions of dollars)

							2Q08 vs.	Six	Six	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q07 Increase/	Months	Months	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	(Decrease)	2007	2008	(Decrease)
Net Interest Revenue	$841	$928	$1,032	$1,143	$1,201	$1,211	30%	$1,769	$2,412	36%
Non-Interest Revenue	809	919	1,037	1,156	1,146	1,189	29%	1,728	2,335	35%
Total Revenues, Net of Interest Expense	1,650	1,847	2,069	2,299	2,347	2,400	30%	3,497	4,747	36%
Total Operating Expenses	1,039	1,129	1,228	1,367	1,299	1,372	22%	2,168	2,671	23%
Net Credit Losses	5	1	4	14	—	9	NM	6	9	50%
Provision for Unfunded Lending Commitments	—	—	—	—	—	—		—	—	—
Credit Reserve Build / (Release)	—	(7)	—	(29)	2	9	NM	(7)	11	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	5	(6)	4	(15)	2	18	NM	(1)	20	NM
Income (Loss) Before Taxes and Minority Interest	606	724	837	947	1,046	1,010	40%	1,330	2,056	55%
Income Taxes (Benefits)	154	204	241	273	306	300	47%	358	606	69%
Minority Interest, Net of Tax	4	4	5	7	8	9	NM	8	17	NM
Net Income	$448	$516	$591	$667	$732	$701	36%	964	1,433	49%

Average Assets (in billions of dollars)	$70	$78	$79	$78	$77	$79	1%	$74	$78	5%

Average Risk Capital	$1,442	$1,643	$1,827	$1,807	$2,245	$2,109	28%	$1,543	$2,177	41%
Return on Risk Capital	126%	126%	128%	146%	131%	134%		126%	132%
Return on Invested Capital	67%	69%	67%	69%	66%	63%		68%	65%

Revenue Details:
Treasury and Trade Solutions	$1,143	$1,222	$1,334	$1,483	$1,519	$1,581	29%	$2,365	$3,100	31%
Securities Services	507	625	735	816	828	819	31%	1,132	1,647	45%
Total	$1,650	$1,847	$2,069	$2,299	$2,347	$2,400	30%	$3,497	$4,747	36%

Average Deposits and Other Customer Liability Balances (in billions)
North America	$51	$59	$54	$61	$61	$52	(12)%
EMEA	79	88	94	99	105	110	25%
Latin America	12	12	18	20	20	20	67%
Asia	73	80	90	97	97	94	18%

Total	$215	$239	$256	$277	$283	$276	15%

Assets Under Custody (EOP in trillions)	$10.7	$11.3	12.7	$13.1	$12.9	$12.8	13%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL WEALTH MANAGEMENT Page 1 (In millions of dollars)

							2Q08 vs.	Six	Six	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q07 Increase/	Months	Months	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	(Decrease)	2007	2008	(Decrease)

Net Interest Revenue	$529	$526	$538	$581	$570	$599	14%	$1,055	$1,169	11%
Non-Interest Revenue	2,289	2,671	2,981	2,883	2,709	2,716	2%	4,960	5,425	9%

Total Revenues, Net of Interest Expense	2,818	3,197	3,519	3,464	3,279	3,315	4%	6,015	6,594	10%
Total Operating Expenses	2,103	2,461	2,621	2,664	2,796	2,634	7%	4,564	5,430	19%
Net Credit Losses	—	—	1	—	10	(1)	—	—	9	—
Credit Reserve Build / (Release)	17	12	56	15	11	41	NM	29	52	79%
Total Provision for Loan Losses	17	12	57	15	21	40	NM	29	61	NM
Income Before Taxes and Minority Interest	698	724	841	785	462	641	(11)%	1,422	1,103	(22)%
Income Taxes	250	197	312	260	159	232	18%	447	391	(13)%
Minority Interest, Net of Tax	—	15	39	1	9	4	(73)%	15	13	(13)%

Net Income	$448	$512	$490	$524	$294	$405	(21)%	$960	$699	(27)%

Pretax Profit Margin	25%	23%	24%	23%	14%	19%		24%	17%

Average Assets (in billions of dollars)	$65	$78	$97	$104	$107	$110	41%	$72	$109

Average Risk Capital	$2,879	$2,878	$3,164	$3,781	$4,509	$4,131	44%	$2,879	$4,320	50%
Return on Risk Capital	63%	71%	61%	55%	26%	39%		67%	33%
Return on Invested Capital	39%	30%	23%	24%	11%	15%		34%	13%

Fee-Based Revenues	$1,775	$1,879	$2,011	$2,065	$1,960	$1,951	4%

Financial Advisors (FA) / Bankers	13,605	15,595	15,458	15,454	15,241	14,983	(4)%

Net Client Asset Flows (in billions)	$6	$—	$8	$1	$(1)	$(11)	—

Revenues:

Smith Barney	$2,246	$2,611	$2,902	$2,782	$2,648	$2,715	4%	$4,857	$5,363	10%
Private Bank	572	586	617	682	631	600	2%	1,158	1,231	6%

Total Revenues	$2,818	$3,197	$3,519	$3,464	$3,279	$3,315	4%	$6,015	$6,594	10%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL WEALTH MANAGEMENT Page 2

							2Q08 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q07 Increase/
	2007	2007	2007	2007	2008	2008	(Decrease)

KEY INDICATORS (in billions of dollars, except for branches)

Client Assets Under Fee-Based Management
North America	$377	$398	$402	$391	$364	$357	(10)%
EMEA	19	21	21	21	20	19	(10)%
Latin America	13	14	14	14	13	13	(7)%
Asia	9	76	78	81	84	80	5%
Total	$418	$509	$515	$507	$481	$469	(8)%

Average Deposits and Other Customer Liability Balances
North America	$67.6	$66.6	$69.4	$73.0	$80.0	$78.0	17%
EMEA	18.0	19.0	22.0	23.0	22.0	18.0	(5)%
Latin America	7.0	9.0	9.0	10.0	9.0	9.0	—
Asia	19.4	18.4	18.6	21.0	21.0	22.0	20%
Total	$112.0	$113.0	$119.0	$127.0	$132.0	$127.0	12%

Total Client Assets (1)
North America	$1,312	$1,375	$1,389	$1,356	$1,273	$1,242	(10)%
EMEA	65	69	72	69	65	63	(9)%
Latin America	44	48	49	47	47	47	(2)%
Asia	72	296	310	312	322	310	5%
Total	$1,493	$1,788	$1,820	$1,784	$1,707	$1,662	(7)%

Average Loans
North America	$30.4	$32.4	$34.2	$38.0	$39.9	$39.0	20%
EMEA	5.4	7.3	8.9	8.8	9.2	10.0	37%
Latin America	2.2	2.2	2.6	2.6	2.5	3.0	36%
Asia	8.0	9.1	11.3	11.6	12.4	13.0	43%
Total	46.0	51.0	57.0	61.0	64.0	65.0	27%

Offices
North America	642	700	697	683	683	674	(4)%
EMEA	27	28	28	29	29	29	4%
Latin America	13	12	13	13	11	11	(8)%
Asia	23	132	133	136	136	134	2%
Total	705	872	871	861	859	848	(3)%

(1)           Total Client Assets include Average Deposits and Other Customer Liability Balances.

Reclassified to conform to the current period’s presentation.

NORTH AMERICA (In millions of dollars)

							2Q08 vs.	Six	Six	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q07 Increase/	Months	Months	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	(Decrease)	2007	2008	(Decrease)

Net Interest Revenue	$5,246	$5,676	$5,876	$6,535	$6,691	$7,180	26%	$10,922	$13,871	27%
Non-Interest Revenue	8,849	8,313	4,363	(7,224)	(4,311)	551	(93)%	17,162	(3,760)	NM

Total Revenues, Net of Interest Expense	14,095	13,989	10,239	(689)	2,380	7,731	(45)%	28,084	10,111	(64)%
Total Operating Expenses	7,716	7,352	6,844	8,274	8,277	8,146	11%	15,068	16,423	9%
Net Credit Losses	1,053	1,092	1,227	2,308	2,190	2,663	NM	2,145	4,853	NM
Credit Reserve Build / (Release)	267	238	1,359	3,534	1,477	2,044	NM	505	3,521	NM
Provision for Benefits & Claims	209	170	188	193	222	214	26%	379	436	15%

Provision for Loan Losses and for Benefits and Claims	1,529	1,500	2,774	6,035	3,889	4,921	NM	3,029	8,810	NM
Income (Loss) Before Taxes and Minority Interest	4,850	5,137	621	(14,998)	(9,786)	(5,336)	NM	9,987	(15,122)	NM
Income Taxes (Benefits)	1,576	1,674	143	(6,060)	(4,165)	(2,070)	NM	3,250	(6,235)	NM
Minority Interest, Net of Tax	30	66	(3)	9	(35)	51	(23)%	96	16	(83)%

Net Income (Loss)	$3,244	$3,397	$481	$(8,947)	$(5,586)	$(3,317)	NM	$6,641	$(8,903)	NM
Average Assets (in billions of dollars)	$1,156	$1,215	$1,254	$1,262	$1,289	$1,328	9%	$1,186	$1,309	10%
Return on Assets	1.14%	1.12%	0.15%	(2.81)%	(1.74)%	(1.00)%		1.13%	(1.37)%

Key Drivers (in billions of dollars, except branches):

Average Loans
Managed Cards	$144.3	$143.2	$145.3	$150.5	$152.7	$151.2	6%
Consumer Banking	277.3	286.0	293.2	302.6	307.2	305.1	7%
Corporate	30.8	35.0	43.3	41.9	49.3	44.9	28%
Global Wealth Management	30.4	32.4	34.2	38.0	39.9	39.0	20%
Total	$482.8	$496.6	$516.0	$533.0	$549.1	$540.2	9%

Average Consumer Banking Loans
Residential Real Estate	$202.2	$210.2	$214.2	$219.5	$219.9	$215.3	2%
Auto	16.6	18.2	19.1	20.1	21.2	21.0	15%
Student	22.5	20.9	21.2	22.0	24.0	24.9	19%
Personal and Other	16.9	17.3	18.4	19.6	20.4	20.9	21%
Commercial	19.1	19.4	20.3	21.4	21.7	23.0	19%
Total	$277.3	$286.0	$293.2	$302.6	$307.2	$305.1	7%

Average Deposits (and other Customer Liability Balances)
Checking, Savings & Money Market Deposits	$88.1	$90.7	$90.6	$90.0	$92.7	$97.4	7%
Time Deposits, CDs and Other	29.3	28.0	30.2	32.0	30.0	24.4	(13)%
Consumer Banking Deposits	117.4	118.7	120.8	122.0	122.7	121.8	3%
Transaction Services	51.0	59.0	54.0	61.0	61.0	52.0	(12)%
Global Wealth Management	67.6	66.6	69.4	73.0	80.0	78.0	17%
Total	$236.0	$244.3	$244.2	$256.0	$263.7	$251.8	3%

Global Wealth Management Assets Under Fee-Based Management	$377	$398	$402	$391	$364	$357	(10)%
Global Wealth Management Total Client Assets	$1,312	$1,375	$1,389	$1,356	$1,273	$1,242	(10)%

Consumer Banking Investment Sales	$1.5	$1.4	$1.3	$1.4	$1.5	$1.3	(7)%
Consumer Banking Investment AUMs	$34.9	$37.0	$37.9	$37.5	$34.4	$34.4	(7)%

Branches / Offices
Citibank	993	1,001	1,015	1,046	1,051	1,030	3%
CitiFinancial	2,494	2,431	2,466	2,498	2,517	2,526	4%
Global Wealth Management Offices	642	700	697	683	683	674	(4)%
Total	4,129	4,132	4,178	4,227	4,251	4,230	2%

Consumer Loans Excluding GWM

Net Credit Loss Ratio	1.34%	1.31%	1.43%	1.96%	2.45%	2.83%

Loans 90+Days Past Due (in millions)	$4,489	$4,929	$6,098	$7,349	$8,115	$8,957	82%
% of EOP Loans	1.40%	1.50%	1.80%	2.10%	2.34%	2.70%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

EMEA (In millions of dollars)

							2Q08 vs.	Six	Six	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q07 Increase/	Months	Months	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	(Decrease)	2007	2008	(Decrease)

Net Interest Revenue	$1,713	$2,139	$2,231	$2,247	$2,435	$2,707	27%	$3,852	$5,142	33%
Non-Interest Revenue	2,669	2,610	1,046	(3,224)	(269)	1,134	(57)%	5,279	865	(84)%
Total Revenues, Net of Interest Expense	4,382	4,749	3,277	(977)	2,166	3,841	(19)%	9,131	6,007	(34)%
Total Operating Expenses	2,851	3,057	2,625	3,361	3,368	3,187	4%	5,908	6,555	11%
Net Credit Losses	318	274	456	439	484	550	NM	592	1,034	75%
Credit Reserve Build / (Release)	243	78	344	192	95	149	91%	321	244	(24)%
Provision for Benefits & Claims	1	1	1	1	1	—	(100)%	2	1	(50)%
Provision for Loan Losses and for Benefits and Claims	562	353	801	632	580	699	98%	915	1,279	40%
Income (Loss) Before Taxes and Minority Interest	969	1,339	(149)	(4,970)	(1,782)	(45)	NM	2,308	(1,827)	NM
Income Taxes (Benefits)	173	322	(199)	(1,843)	(743)	(81)	NM	495	(824)	NM
Minority Interest, Net of Tax	17	25	21	22	21	21	(16)%	42	42	0%
Net Income (Loss)	$779	$992	$29	$(3,149)	$(1,060)	$15	(98)%	$1,771	$(1,045)	NM
Average Assets (in billions of dollars)	$366	$423	$459	$451	$452	$393	(7)%	$395	$423	7%
Return on Assets	0.86%	0.94%	0.03%	(2.77)%	(0.94)%	0.02%		0.90%	(0.50)%

Key Drivers (in billions of dollars, except branches):

Average Loans
Cards	$7.8	$12.1	$14.8	$15.8	$16.4	$17.2	42%
Consumer Banking	31.3	36.0	38.5	40.5	41.1	42.5	18%
Corporate	68.2	75.0	81.2	78.2	73.2	70.4	(6)%
Global Wealth Management	5.4	7.3	8.9	8.8	9.2	10.0	37%
Total	$112.7	$130.4	$143.4	$143.3	$139.9	$140.1	7%

Average Consumer Banking Loans
Residential Real Estate	$6.8	$8.0	$8.6	$9.1	$8.7	$9.0	13%
Personal	23.3	26.8	28.6	30.1	31.0	32.1	20%
Commercial and other	1.2	1.2	1.3	1.3	1.4	1.4	17%
Total	$31.3	$36.0	$38.5	$40.5	$41.1	$42.5	18%

Average Deposits (and other Customer Liability Balances)
Consumer Banking Deposits	$33.9	$42.6	$48.0	$48.6	$50.5	$50.5	19%
Transaction Services	79.0	88.0	94.0	99.0	105.0	110.0	25%
Global Wealth Management	18.0	19.0	22.0	23.0	22.0	18.0	(5)%
Total	$130.9	$149.6	$164.0	$170.6	$177.5	$178.5	19%

Global Wealth Management Assets Under Fee-Based Management	$19	$21	$21	$21	$20	$19	(10)%
Global Wealth Management Total Client Assets	$65	$69	$72	$69	$65	$63	(9)%

Consumer Banking Investment Sales	$6.2	$6.6	$6.6	$6.6	$5.9	$4.9	(26)%
Consumer Banking Investment AUMs	$29.0	$31.5	$33.1	$34.3	$33.2	$30.9	(2)%

Branches / Offices
Citibank	717	715	723	734	776	767	7%
CitiFinancial	306	308	310	317	317	259	(16)%
Global Wealth Management Offices	27	28	28	29	29	29	4%
Total	1,050	1,051	1,061	1,080	1,122	1,055	0%

Consumer Loans Excluding GWM

Net Credit Loss Ratio	3.30%	2.40%	3.13%	2.14%	3.05%	2.91%

Loans 90+Days Past Due (in millions)	$581	$719	$724	$639	$732	$839	17%
% of EOP Loans	1.47%	1.39%	1.33%	1.15%	1.23%	1.38%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

LATIN AMERICA (In millions of dollars)

							2Q08 vs.	Six	Six	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q07 Increase/	Months	Months	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	(Decrease)	2007	2008	(Decrease)

Net Interest Revenue	$1,503	$1,776	$1,933	$1,939	$2,015	$2,169	22%	$3,279	$4,184	28%
Non-Interest Revenue	1,366	1,287	2,061	1,702	1,921	1,275	(1)%	2,653	3,196	20%
Total Revenues, Net of Interest Expense	2,869	3,063	3,994	3,641	3,936	3,444	12%	5,932	7,380	24%
Total Operating Expenses	1,479	1,653	1,830	1,815	1,487	1,822	10%	3,132	3,309	6%
Net Credit Losses	246	175	361	381	503	575	NM	421	1,078	NM
Credit Reserve Build / (Release)	17	151	232	131	224	165	9%	168	389	NM
Provision for Benefits & Claims	52	26	47	48	54	45	73%	78	99	27%
Provision for Loan Losses and for Benefits and Claims	315	352	640	560	781	785	NM	667	1,566	NM
Income Before Taxes and Minority Interest	1,075	1,058	1,524	1,266	1,668	837	(21)%	2,133	2,505	17%
Income Taxes	290	270	439	327	472	178	(34)%	560	650	16%
Minority Interest, Net of Tax	—	1	1	—	1	1	—	1	2	100%
Net Income	$785	$787	$1,084	$939	$1,195	$658	(16)%	$1,572	$1,853	18%
Average Assets (in billions of dollars)	$129	$144	$150	$155	$153	$159	10%	$137	$156	14%
Return on Assets	2.47%	2.19%	2.87%	2.40%	3.14%	1.66%		2.31%	2.39%

Key Drivers (in billions of dollars, except branches):

Average Loans
Cards	$10.2	$11.7	$12.3	$13.5	$14.1	$14.7	26%
Consumer Banking	11.2	13.1	13.9	14.6	14.6	15.6	19%
Corporate	23.1	27.8	29.7	31.3	29.1	28.8	4%
Global Wealth Management	2.2	2.2	2.6	2.6	2.5	3.0	36%
Total	$46.7	$54.8	$58.5	$62.0	$60.3	$62.1	13%

Average Consumer Banking Loans
Residential Real Estate	$2.6	$2.6	$2.6	$2.7	$3.3	$3.6	38%
Personal	3.6	4.4	4.6	5.0	5.0	5.5	25%
Commercial and other	5.0	6.1	6.7	6.9	6.3	6.5	7%
Total	$11.2	$13.1	$13.9	$14.6	$14.6	$15.6	19%

Average Deposits (and other Customer Liability Balances)
Consumer Banking Deposits	$34.3	$38.1	$39.0	$40.3	$41.4	$41.3	8%
Transaction Services	12.0	12.0	18.0	20.0	20.0	20.0	67%
Global Wealth Management	7.0	9.0	9.0	10.0	9.0	9.0	—
Total	$53.3	$59.1	$66.0	$70.3	$70.4	$70.3	19%

Global Wealth Management Assets Under Fee-Based Management	$13	$14	$14	$14	$13	$13	(7)%
Global Wealth Management Total Client Assets	$44	$48	$49	$47	$47	$47	(2)%

Consumer Banking Investment Sales	$18.3	$17.5	$16.2	$13.2	$14.6	$15.4	(12)%
Consumer Banking Investment AUMs	$30.2	$32.1	$33.4	$33.9	$34.5	$37.4	17%

Branches / Offices
Citibank	1,838	1,954	1,977	2,063	2,066	2,071	6%
CitiFinancial	672	672	674	671	568	564	(16)%
Global Wealth Management Offices	13	12	13	13	11	11	(8)%
Total	2,523	2,638	2,664	2,747	2,645	2,646	—

Consumer Loans Excluding GWM

Net Credit Loss Ratio	4.89%	3.48%	5.86%	5.86%	6.96%	7.64%

Loans 90+Days Past Due (in millions)	$720	$843	$891	$1,008	$1,121	$1,182	40%
% of EOP Loans	3.18%	3.30%	3.30%	3.48%	3.86%	3.84%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

ASIA Page 1 (In millions of dollars)

							2Q08 vs.	Six	Six	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q07 Increase/	Months	Months	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	(Decrease)	2007	2008	(Decrease)
ASIA

Net Interest Revenue	$2,103	$1,920	$2,162	$2,105	$2,419	$2,484	29%	$4,023	$4,903	22%
Non-Interest Revenue	1,718	2,870	2,657	3,293	2,168	2,111	(26)%	4,588	4,279	(7)%
Total Revenues, Net of Interest Expense	3,821	4,790	4,819	5,398	4,587	4,595	(4)%	8,611	9,182	7%
Total Operating Expenses	1,909	2,465	2,928	2,843	2,834	2,788	13%	4,374	5,622	29%
Net Credit Losses	475	497	531	560	599	634	28%	972	1,233	27%
Credit Reserve Build / (Release)	68	11	301	(47)	128	147	NM	79	275	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	543	508	832	513	727	781	54%	1,051	1,508	43%
Income Before Taxes and Minority Interest	1,369	1,817	1,059	2,042	1,026	1,026	(44)%	3,186	2,052	(36)%
Income Taxes	297	533	249	518	273	250	(53)%	830	523	(37)%
Minority Interest, Net of Tax	—	34	—	63	(12)	4	(88)%	34	(8)	NM
Net Income	$1,072	$1,250	$810	$1,461	$765	$772	(38)%	$2,322	$1,537	(34)%
Average Assets (in billions of dollars)	$249	$298	$375	$362	$364	$354	19%	$274	$359	31%
Return on Assets	1.75%	1.68%	0.86%	1.60%	0.85%	0.88%		1.71%	0.86%

CONSUMER FINANCE JAPAN

Net Interest Revenue	$415	$344	$263	$113	$264	$173	(50)%	$759	$437	(42)%
Non-Interest Revenue	7	1	1	13	13	3	NM	8	16	100%
Total Revenues, Net of Interest Expense	422	345	264	126	277	176	(49)%	767	453	(41)%
Total Operating Expenses	126	102	251	97	95	101	(1)%	228	196	(14)%
Net Credit Losses	302	302	324	314	317	314	4%	604	631	4%
Credit Reserve Build / (Release)	4	14	161	—	—	—	(100)%	18	—	(100)%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	306	316	485	314	317	314	(1)%	622	631	1%
Income Before Taxes and Minority Interest	(10)	(73)	(472)	(285)	(135)	(239)	NM	(83)	(374)	NM
Income Taxes	(12)	(33)	(174)	(101)	(49)	(85)	NM	(45)	(134)	NM
Minority Interest, Net of Tax	—	—	—	—	—	—	—	—	—	—
Net Income	$2	$(40)	$(298)	$(184)	$(86)	$(154)	NM	$(38)	$(240)	NM
Average Assets (in billions of dollars)	$10	$10	$9	$9	$9	$8	(20)%	$10	$9	(10)%
Return on Assets	0.08%	(1.60)%	(13.14)%	(8.11)%	(3.84)%	(7.74)%		(0.77)%	(5.36)%

ASIA EXCLUDING CONSUMER FINANCE JAPAN

Net Interest Revenue	$1,688	$1,576	$1,899	$1,992	$2,155	$2,311	47%	$3,264	$4,466	37%
Non-Interest Revenue	1,711	2,869	2,656	3,280	2,155	2,108	(27)%	4,580	4,263	(7)%
Total Revenues, Net of Interest Expense	3,399	4,445	4,555	5,272	4,310	4,419	(1)%	7,844	8,729	11%
Total Operating Expenses	1,783	2,363	2,677	2,746	2,739	2,687	14%	4,146	5,426	31%
Net Credit Losses	173	195	207	246	282	320	64%	368	602	64%
Credit Reserve Build / (Release)	64	(3)	140	(47)	128	147	NM	61	275	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	237	192	347	199	410	467	NM	429	877	NM
Income Before Taxes and Minority Interest	1,379	1,890	1,531	2,327	1,161	1,265	(33)%	3,269	2,426	(26)%
Income Taxes	309	566	423	619	322	335	(41)%	875	657	(25)%
Minority Interest, Net of Tax	—	34	—	63	(12)	4	(88)%	34	(8)	NM
Net Income	$1,070	$1,290	$1,108	$1,645	$851	$926	(28)%	$2,360	$1,777	(25)%
Average Assets (in billions of dollars)	$239	$288	$366	$353	$355	$346	20%	$264	$351	33%
Return on Assets	1.82%	1.80%	1.20%	1.85%	0.96%	1.08%		1.80%	1.02%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

ASIA Page 2 (In millions of dollars)

							2Q08 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q07 Increase/
	2007	2007	2007	2007	2008	2008	(Decrease)

Key Drivers (in billions of dollars, except branches):

Average Loans
Cards	$13.2	$13.9	$14.8	$16.0	$17.1	$17.6	27%
Consumer Banking (excluding CF Japan)	43.4	45.3	46.4	49.5	51.9	51.6	14%
Corporate	42.7	46.9	48.4	48.3	45.2	43.6	(7)%
Global Wealth Management	8.0	9.1	11.3	11.6	12.4	13.0	43%
	107.3	115.2	120.9	125.4	126.6	125.8	9%
Consumer Finance Japan	9.0	8.5	8.5	8.5	8.9	8.4	(1)%
Total	$116.3	$123.7	$129.4	$133.9	$135.5	$134.2	8%

Average Consumer Banking Loans (excluding CF Japan)
Residential Real Estate	$23.9	$24.6	$24.7	$26.5	$28.4	$28.4	15%
Personal	8.6	9.3	9.9	10.7	11.1	11.1	19%
Commercial and other	10.9	11.4	11.8	12.3	12.4	12.1	6%
Total	$43.4	$45.3	$46.4	$49.5	$51.9	$51.6	14%

Average Deposits (and other Customer Liability Balances)
Consumer Banking Deposits	$86.6	$87.7	$88.8	$92.9	$97.7	$96.8	10%
Transaction Services	73.0	80.0	90.0	97.0	97.0	94.0	18%
Global Wealth Management	19.4	18.4	18.6	21.0	21.0	22.0	20%
Total	$179.0	$186.1	$197.4	$210.9	$215.7	$212.8	14%

Global Wealth Management Assets Under Fee-Based Management	$9	$76	$78	$81	$84	$80	5%
Global Wealth Management Total Client Assets	$72	$296	$310	$312	$322	$310	5%

Consumer Banking Investment Sales	$10.9	$13.6	$13.8	$16.0	$10.0	$9.5	(30)%
Consumer Banking Investment AUMs	$48.1	$52.4	$57.1	$59.1	$54.3	$53.1	1%

Branches / Offices
Citibank	428	428	434	484	492	492	15%
CitiFinancial (excluding Japan)	640	641	643	662	612	555	(13)%
Global Wealth Management Offices	23	132	133	136	136	134	2%
	1,091	1,201	1,210	1,282	1,240	1,181	(2)%
Consumer Finance Japan	51	51	51	51	41	36	(29)%
Total	1,142	1,252	1,261	1,333	1,281	1,217	(3)%

Consumer Loans Excluding GWM

Net Credit Loss Ratio	2.95%	2.95%	3.02%	2.89%	2.99%	3.16%

Loans 90+Days Past Due (in millions)	$658	$657	$697	$706	$765	$798	21%
% of EOP Loans	0.99%	0.96%	0.98%	0.93%	0.98%	1.03%

Reclassified to conform to the current period’s presentation.

CITIGROUP — RETURN ON CAPITAL(1)

	Average Risk Capital ($M) (2)			Return on Risk Capital			Return on Invested Capital
	Second	First	Second	Second	First	Second	Second	First	Second
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter
	2007	2008	2008 (s)	2007	2008	2008	2007	2008	2008

Global Cards	$8,417	$14,799	$15,265	50%	34%	12%	22%	18%	7%
Consumer Banking	22,746	28,088	30,742	26%	2%	(9)%	14%	1%	-5%
Institutional Clients Group (ICG):
Securities and Banking	31,210	52,617	51,944	37%	(54)%	(21)%	28%	(43)%	(16)%
Transaction Services	1,643	2,245	2,109	126%	131%	134%	69%	66%	63%
Total Institutional Clients Group (ICG)	32,853	54,862	54,053	41%	(47)%	(15)%	31%	(36)%	(11)%
Global Wealth Management	2,878	4,509	4,131	71%	26%	39%	30%	11%	15%

Corporate / Other	3,540	4,856	4,736	NM	NM	NM	NM	NM	NM

Total Citigroup - Risk Capital (2)	$70,434	$107,114	$108,927	35%	(19)%	(8)%

Total Citigroup - Return on Invested Capital (2) (3)							20%	(19)%	(10)%

(1)                        Risk Capital is defined as the amount of capital needed to cover unexpected economic losses during extreme events. Return on Risk Capital is defined as income divided by Risk Capital.  Return on Invested Capital is a similar calculation but includes adjustments for goodwill and intangibles in both the numerator and denominator, similar to those necessary to translate return on tangible equity to return on total equity.  Return on Risk Capital and Return on Invested Capital are non-GAAP performance measures.  Management believes Return on Risk Capital is useful to make incremental investment decisions and serves as a key metric for organic growth initiatives.  Return on Invested Capital is used for multi-year investment decisions and as a long term performance measure.

(2)                        Average Risk Capital is net of the cross-sector diversification.  Average Invested Capital includes the difference between Tangible Equity and Risk Capital, which is also included in the Total Citigroup Return on Invested Capital.

(3)                        Total Citigroup Return on Invested Capital equals Citigroup Return on Common Equity.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)(5)

	Average Volumes			Interest			% Average Rate (4)
	Second	First	Second	Second	First	Second	Second		First		Second
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars	2007	2008	2008(s)	2007	2008	2008	2007		2008		2008(s)
Assets:
Deposits with Banks	$55,580	$65,460	$67,099	$792	$805	$805	5.72%		4.95%		4.83%
Fed Funds Sold and Resale Agreements (6)	320,811	282,315	241,854	4,662	3,172	2,377	5.83%		4.52%		3.95%
Trading Account Assets (7)	444,473	434,869	410,346	4,385	4,799	4,644	3.96%		4.44%		4.55%
Investments (1)	281,342	218,371	223,133	3,577	2,699	2,556	5.10%		4.97%		4.61%
Consumer Loans	527,533	583,630	582,469	12,055	12,836	12,690	9.17%		8.85%		8.76%
Corporate Loans	183,620	196,557	189,262	3,914	4,057	3,741	8.55%		8.30%		7.95%
Total Loans (net of Unearned Income)	711,153	780,187	771,731	15,969	16,893	16,431	9.01%		8.71%		8.56%
Other Interest-Earning Assets	82,459	119,148	94,129	984	1,334	1,089	4.79%		4.50%		4.65%
Total Average Interest-Earning Assets	$1,895,818	$1,900,350	$1,808,292	$30,369	$29,702	$27,902	6.43%		6.29%		6.21%

Liabilities:
Deposits	$686,985	$750,897	$725,206	$6,939	$6,300	$5,195	4.05%		3.37%		2.88%
Fed Funds Purchased and Repurchase Agreements (6)	386,005	329,944	283,347	5,912	3,903	2,964	6.14%		4.76%		4.21%
Trading Account Liabilities (7)	121,088	91,145	75,948	380	333	456	1.26%		1.47%		2.41%
Short-Term Borrowings	237,039	234,446	221,334	1,937	1,450	1,065	3.28%		2.49%		1.94%
Long-Term Debt (8)	291,520	339,577	351,785	3,803	4,317	3,917	5.23%		5.11%		4.48%
Total Average Interest-Bearing Liabilities	$1,722,637	$1,746,009	$1,657,620	$18,971	$16,303	$13,597	4.42%		3.76%		3.30%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$11,398	$13,399	$14,305	2.41%		2.84%		3.18%

2Q08 Increase From							77	bps	34	bps

(1)

Interest Revenue excludes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $45 million for the 2007 second quarter, $48million for the 2008 first quarter and $65 million for the 2008 second quarter.

(2)	Citigroup Average Balances and Interest Rates include both domestic and international operations.
(3)	Monthly or quarterly averages have been used by certain subsidiaries where daily averages are unavailable.
(4)	Average Rate % is calculated as annualized interest over average volumes.
(5)	Preliminary
(6)

Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)

Interest expense on trading account liabilities of Markets and Banking is reported as a reduction of interest revenue. Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabiliti

(8)

Excludes hybrid financial instruments and beneficial interests in consolidated VIEs that are classified as long-term debt as these obligations are accounted for at fair value with changes recorded in Principal Transactions.

In addition, the majority of the funding provided by Corporate Treasury to CitiCapital operations is excluded from this line.

Reclassified to conform to the current period’s presentation.

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS (In millions of dollars, except loan amounts in billions)

				EOP				Average
	90 Days Or More Past Due (1)			Loans	Net Credit Losses (1)			Loans
	2Q07	1Q08	2Q08	2Q08	2Q07	1Q08	2Q08	2Q08
PRODUCT VIEW:
Global Cards
North America	$630	$826	$887	$40.2	$453	$614	$687	$42.8
Ratio	1.53%	2.05%	2.21%		4.31%	5.39%	6.46%
EMEA	287	276	319	17.7	82	144	166	17.2
Ratio	1.99%	1.61%	1.80%		2.72%	3.53%	3.90%
Latin America	456	539	625	15.0	200	359	417	14.7
Ratio	3.79%	3.75%	4.16%		6.85%	10.25%	11.41%
Asia	207	256	274	17.9	115	135	147	17.6
Ratio	1.43%	1.49%	1.53%		3.31%	3.17%	3.36%

Consumer Banking
North America	4,299	7,289	8,070	291.9	620	1,539	1,764	305.1
Ratio	1.49%	2.38%	2.76%		0.87%	2.02%	2.33%
EMEA	431	456	520	43.1	206	293	266	42.5
Ratio	1.15%	1.08%	1.21%		2.29%	2.86%	2.51%
Latin America	387	582	557	15.8	15	137	158	15.6
Ratio	2.86%	3.98%	3.54%		0.46%	4%	4.08%
Asia	450	509	524	60.0	383	444	462	60.0
Ratio	0.83%	0.83%	0.87%		2.85%	2.94%	3.10%

Global Wealth Management	6	31	80	65.7	—	10	(1)	65.0
Ratio	0.01%	0.05%	0.13%		0.00%	0.06%	(0.01)%

On-Balance Sheet Loans (2)	$7,153	$10,764	$11,856	$567.3	$2,074	$3,675	$4,066	$580.5
Ratio	1.35%	1.86%	2.09%		1.60%	2.54%	2.82%

Securitized Receivables (all in NA Cards)	1,469	2,113	2,163	111.0	1,158	1,591	1,766	107.4
Loans Held-for-Sale	36	14	—	—	—	—	—	1.0
Managed Loans (3)	$8,658	$12,891	$14,019	$678.3	$3,232	$5,266	$5,832	$688.9
Ratio	1.36%	1.87%	2.07%		2.08%	3.08%	3.40%

REGIONAL VIEW:

North America	$4,933	$8,144	$9,033	$371.1	$1,072	$2,153	$2,451	$386.9
Ratio	1.36%	2.10%	2.43%		1.20%	2.20%	2.55%
EMEA	719	733	840	71.6	288	437	431	69.7
Ratio	1.21%	1.07%	1.17%		2.08%	2.63%	2.49%
Latin America	844	1,120	1,182	33.8	216	496	575	33.3
Ratio	3.01%	3.54%	3.50%		3.19%	6.41%	6.99%
Asia	657	767	801	90.8	498	589	609	90.6
Ratio	0.81%	0.84%	0.88%		2.54%	2.62%	2.71%

On-Balance Sheet Loans (2)	$7,153	$10,764	$11,856	$567.3	$2,074	$3,675	$4,066	$580.5
Ratio	1.35%	1.86%	2.09%		1.60%	2.54%	2.82%
Securitized Receivables (all in NA Cards)	1,469	2,113	2,163	111.0	1,158	1,591	1,766	107.4
Loans Held-for-Sale	36	14	—	—	—	—	—	1.0
Managed Loans (3)	$8,658	$12,891	$14,019	$678.3	$3,232	$5,266	$5,832	$688.9
Ratio	1.36%	1.87%	2.07%		2.08%	3.08%	3.40%

(1)            The ratios of 90 days or more past due and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.

(2)            Total Loans and Total Average Loans exclude certain interest and fees on credit cards of approximately $3 billion and $2 billion, respectively, which are included in Consumer Loans on the Consolidated Balance Sheet.

(3)            This table presents consumer credit information on a held basis and shows the impact of securitizations to reconcile to a managed basis.  Only N.A. Cards from a product view and North America from a regional view are impacted. Managed basis reporting is a non-GAAP measure. Held basis reporting is the related GAAP measure. For a discussion of managed basis reporting see Note 1 to the Global Cards business on page 10.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES TOTAL CITIGROUP (In millions of dollars)

							2Q08 vs.	Six	Six	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q07 Increase/	Months	Months	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	(Decrease)	2007	2008	(Decrease)

Allowance for Loan Losses at Beginning of Period	$8,940	$9,510	$10,381	$12,728	$16,117	$18,257		$8,940	$16,117

Gross Credit (Losses)	(2,642)	(2,636)	(3,075)	(4,262)	(4,313)	(5,252)	(99)%	(5,278)	(9,565)	(81)%
Gross Recoveries	549	601	499	575	537	829	38%	1,150	1,366	19%
Net Credit (Losses) / Recoveries (NCL’s)	(2,093)	(2,035)	(2,576)	(3,687)	(3,776)	(4,423)	NM	(4,128)	(8,199)	(99)%

NCL’s	2,093	2,035	2,576	3,687	3,776	4,423	NM	4,128	8,199	99%
Reserve Releases (1)	(36)	—	—	(4)	(89)	(115)	—	(36)	(204)	NM
Reserve Builds (1)	616	534	2,041	3,517	1,871	2,630	NM	1,150	4,501	NM
Specific Reserve Releases / Utilizations	(30)	(65)	(50)	(9)	(35)	(29)	100%	(95)	(35)	63%
Specific Reserve Builds	43	—	197	205	170	159	—	43	300	NM
Build(Release/Utilization)for Purchased Distressed Loan Portfolios	3	9	(2)	2	8	2	(78)%	12	10	(17)%
Provision for Loan Losses	2,689	2,513	4,762	7,398	5,701	7,070	NM	5,202	12,771	NM
Other (2)	(26)	393	161	(322)	215	(127)		367	88	(76)%
Allowance for Loan Losses at End of Period (a)	$9,510	$10,381	$12,728	$16,117	$18,257	$20,777		$10,381	$20,777

Corporate Allowance for Unfunded Lending Commitments (3) (a)	$1,100	$1,100	$1,150	$1,250	$1,250	$1,107		$1,100	$1,107

Provision for Unfunded Lending Commitments	$—	$—	$50	$100	$—	$(143)		$—	$(143)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$10,610	$11,481	$13,878	$17,367	$19,507	$21,884		$11,481	$21,884

Total Allowance for Loans, Leases and Unfunded Lending Commitments as a Percentage of Total Loans	1.53%	1.55%	1.79%	2.23%	2.47%	2.93%

(1)            Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)            Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc.  The significant items reported on this line for the periods presented include:

•        For the 2008 first quarter, reductions to the credit loss reserves of $21 million related to securitizations, reductions of $156 million related to the pending sale of CitiCapital and additions of $56 million related to purchase price adjustments for the Cuscatlan acquisition.

•        For the 2008 first quarter, reductions to the credit loss reserves of $58 million related to securitizations and additions of $50 million related to purchase price adjustments for the Bank of Overseas Chinese acquisition.

•        For the 2007 fourth quarter, reductions to the credit loss reserves of $150 million related to securitizations and $7 million related to transfers to loans held-for-sale, reductions of $151 million related to purchase price adjustments for the Egg Bank acquisition and reductions of $83 million related to the transfer of the U.K. CitiFinancial portfolio to held-for-sale.

•        For the 2007 third quarter, reductions to the credit loss reserves of $73 million related to securitizations.  Additionally includes adjustments for purchase accounting relating to the acquisition of Grupo Cuscatlan of $181 million.

•        For the 2007 second quarter, reductions to the credit loss reserves of $70 million related to securitizations and $77 million related to transfers to loans held-for-sale, and the addition of $505 million related to the acquisition of Egg and Nikko.

•        For the 2007 first quarter, reductions to the credit loss reserves of $98 million related to securitizations and transfers to loans held-for-sale, and the addition of $75 million related to the acquisition of Grupo Financiero Uno.

(3)            Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

NM     Not Meaningful

ALLOWANCE FOR CREDIT LOSSES CONSUMER LOANS (1) (In millions of dollars)

										YTD 2008 vs.
							2Q08 vs.	Six	Six	YTD 2007
	1Q	2Q	3Q	4Q	1Q	2Q	2Q07 Increase/	Months	Months	Increase/
	2007	2007	2007	2007	2008	2008	(Decrease)	2007	2008	(Decrease)

Allowance for Loan Losses at Beginning of Period	$6,006	$6,348	$7,210	$9,203	$12,393	$14,368		$6,006	$12,393

Gross Credit (Losses)	(2,603)	(2,586)	(2,981)	(3,497)	(4,176)	(4,595)	(78)%	(5,189)	(8,771)	(69)%
Gross Recoveries	491	512	439	505	501	529	3%	1,003	1,030	3%
Net Credit (Losses) / Recoveries (NCL’s)	(2,112)	(2,074)	(2,542)	(2,992)	(3,675)	(4,066)	(96)%	(4,186)	(7,741)	(85)%

NCL’s	2,112	2,074	2,542	2,992	3,675	4,066	96%	4,186	7,741	85%
Reserve Releases (2)	(26)	—	—	(4)	(29)	—	—	(26)	(29)	(12)%
Reserve Builds (2)	316	528	2,040	3,513	1,811	2,241	NM	844	4,052	NM
Specific Reserve Releases / Utilizations	(5)	(31)	(10)	(5)	(3)	—	100%	(36)	(3)	92%
Specific Reserve Builds	37	—	36	20	2	39	—	37	41	11%
Build(Release/Utilization)for Purchased Distressed Loan Portfolios	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses	2,434	2,571	4,608	6,516	5,456	6,346	NM	5,005	11,802	NM
Other (3)	20	365	(73)	(334)	194	(141)		385	53	(86)%
Allowance for Loan Losses at End of Period	$6,348	$7,210	$9,203	$12,393	$14,368	$16,507		$7,210	$16,507

Net Consumer Credit (Losses) as a Percentage of Average Consumer Loans	1.74%	1.60%	1.86%	2.08%	2.54%	2.82%

Consumer Allowance for Credit Losses As a Percentage of Total Consumer Loans	1.22%	1.31%	1.61%	2.09%	2.41%	2.89%

(1)	Includes loans made to Global Wealth Management clients.

(2)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(3)

Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc. The significant items reported on this line for the periods presented include:

-

For the 2008 second quarter, reductions to the credit loss reserves of $21 million related to securitizations, reductions of $156 million related to the pending sale of CitiCapital and additions of $56 million related to purchase price adjustments for the Cuscatlan acquisition.

-

For the 2008 first quarter, reductions to the credit loss reserves of $58 million related to securitizations and additions of $50 million related to purchase price adjustments for the Bank of Overseas Chinese acquisition.

-

For the 2007 fourth quarter, reductions to the credit loss reserves of $150 million related to securitizations and $7 million related to transfers to loans held-for-sale, reductions of $151 million related to purchase price adjustments for the Egg Bank acquisition and reductions of $83 million related to the transfer of the U.K. CitiFinancial portfolio to held-for-sale.

	-	For the 2007 third quarter, reductions to the credit loss reserves of $73 million related to securitizations.

-

For the 2007 second quarter, reductions to the credit loss reserves of $70 million related to securitizations and $77 million related to transfers to loans held-for-sale, and the addition of $505 million related to the acquisition of Egg and Nikko.

-

For the 2007 first quarter, reductions to the credit loss reserves of $98 million related to securitizations and transfers to loans held-for-sale, and the addition of $75 million related to the acquisition of Grupo Financiero Uno. The 2007 first quarter also includes $41million related to the reorganization of the KorAm loan portfolio.

NM	Not Meaningful

ALLOWANCE FOR CREDIT LOSSES CORPORATE LOANS (1) (In millions of dollars)

							2Q08 vs.	Six	Six	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q07 Increase/	Months	Months	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	(Decrease)	2007	2008	(Decrease)

Allowance for Loan Losses at Beginning of Period	$2,934	$3,162	$3,171	$3,525	$3,724	$3,889		$2,934	$3,724

Gross Credit (Losses)	(39)	(50)	(94)	(765)	(137)	(657)	NM	(89)	(794)	NM
Gross Recoveries	58	89	60	70	36	300	NM	147	336	NM
Net Credit (Losses) / Recoveries (NCL’s)	19	39	(34)	(695)	(101)	(357)	NM	58	(458)	NM

NCL’s	(19)	(39)	34	695	101	357	NM	(58)	458	NM
Reserve Releases (2)	(10)	—	—	—	(60)	(115)	—	(10)	(175)	NM
Reserve Builds (2)	300	6	1	4	60	389	NM	306	449	47%
Specific Reserve Releases / Utilizations	(25)	(34)	(40)	(4)	(32)	(29)	100%	(59)	(32)	46%
Specific Reserve Builds	6	—	161	185	168	120	—	6	259	NM
Build(Release/Utilization) for Purchased Distressed Loan Portfolios	3	9	(2)	2	8	2	(78)%	12	10	(17)%
Provision for Loan Losses	255	(58)	154	882	245	724	NM	197	969	NM
Other (3)	(46)	28	234	12	21	14	—	(18)	35	NM
Allowance for Loan Losses at End of Period (a)	$3,162	$3,171	$3,525	$3,724	$3,889	$4,270	35%	$3,171	$4,270	35%

Net Corporate Credit (Losses) (actual not annualized) as a Percentage of Average Corporate Loans	NM	NM	0.02%	0.34%	0.05%	NM

Corporate Allowance for Credit Losses As a Percentage of Total Corporate Loans	1.81%	1.65%	1.74%	2.01%	2.02%	2.43%

Corporate Allowance for Unfunded Lending Commitments (4) (a)	$1,100	$1,100	$1,150	$1,250	$1,250	$1,107		$1,100	$1,107	—

Provision for Unfunded Lending Commitments	$—	$—	$50	$100	$—	$(143)		$—	$(143)	NM

Total Corporate Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$4,262	$4,271	$4,675	$4,974	$5,139	$5,377		$4,271	$5,377	26%

Total Allowance for Loans, Leases and Unfunded Lending Commitments as a Percentage of Total Corporate Loans	2.45%	2.23%	2.30%	2.68%	2.66%	3.06%

(1)	Includes Loans related to the Corporate / Other segment.

(2)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(3)

Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc. The significant items reported on this line for the periods presented include:

	-	The 2007 first quarter includes the reclassification to Consumer Loans of $41 million related to the reorganization of the KorAm loan portfolio.

	-	The 2007 second quarter includes the acquisition of Grupo Cuscatlan of $18 million.

-

 The 2007 third quarter includes adjustments for purchase accounting relating to the acquisition of Grupo Cuscatlan of $181 million and the transfer of units into Markets & Banking that were previously held as Consumer of $43 million.

-

 The 2008 first quarter includes adjustments for the transfer of business units from U.S. Consumer to Markets & Banking of $21 million and ($15) million for the release of reserves related to the contribution of certain assets of Citi Chile to Banco de Chile.

(4)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

CITIGROUP – COMPONENTS OF PROVISION FOR LOAN LOSSES (In millions of dollars)

							2Q08 vs.	Six	Six	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	2Q07 Increase/	Months	Months	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	(Decrease)	2007	2008	(Decrease)
Global Cards
Net Credit Losses	$870	$850	$1,049	$1,123	$1,252	$1,417	67%	$1,720	$2,669	55%
Credit Reserve Build / (Release)	(9)	425	506	653	623	582	37%	416	1,205	NM
North America
Net Credit Losses	485	453	455	661	614	687	52%	938	1,301	39%
Credit Reserve Build / (Release)	(31)	223	172	544	313	334	50%	192	647	NM
EMEA
Net Credit Losses	62	82	179	32	144	166	NM	144	310	NM
Credit Reserve Build / (Release)	13	71	71	(7)	37	80	13%	84	117	39%
Latin America
Net Credit Losses	219	200	299	307	359	417	NM	419	776	85%
Credit Reserve Build / (Release)	3	139	168	81	249	127	(9)%	142	376	NM
Asia
Net Credit Losses	104	115	116	123	135	147	28%	219	282	29%
Credit Reserve Build / (Release)	6	(8)	95	35	24	41	NM	(2)	65	NM

Consumer Banking
Net Credit Losses	1,242	1,224	1,492	1,869	2,413	2,650	NM	2,466	5,063	NM
Credit Reserve Build / (Release)	314	60	1,504	2,856	1,147	1,657	NM	374	2,804	NM
North America
Net Credit Losses	575	620	749	1,071	1,539	1,764	NM	1,195	3,303	NM
Credit Reserve Build / (Release)	224	24	1,122	2,748	1,033	1,496	NM	248	2,529	NM
EMEA
Net Credit Losses	255	206	240	273	293	266	29%	461	559	21%
Credit Reserve Build / (Release)	59	3	123	78	20	34	NM	62	54	(13)%
Latin America
Net Credit Losses	39	15	88	109	137	158	NM	54	295	NM
Credit Reserve Build / (Release)	—	24	59	32	(5)	31	29%	24	26	8%
Asia
Net Credit Losses	373	383	415	416	444	462	21%	756	906	20%
Credit Reserve Build / (Release)	31	9	200	(2)	99	96	NM	40	195	NM

Global Wealth Management:
Net Credit Losses	—	—	1	—	10	(1)	—	—	9	—
Credit Reserve Build / (Release)	17	12	56	15	11	41	NM	29	52	79%

Consumer Provision for Loan Losses	2,434	2,571	4,608	6,516	5,456	6,346	NM	5,005	11,802	NM

Institutional Clients Group (ICG):
Net Credit Losses	(20)	(37)	35	695	101	357	NM	(57)	458	NM
Credit Reserve Build / (Release)	274	(19)	120	187	144	367	NM	255	511	100%
Securities and Banking
Net Credit Losses	(25)	(38)	31	681	101	348	NM	(63)	449	NM
Credit Reserve Build / (Release)	274	(12)	120	216	142	358	NM	262	500	91%
Transaction Services
Net Credit Losses	5	1	4	14	—	9	NM	6	9	50%
Credit Reserve Build / (Release)	—	(7)	—	(29)	2	9	NM	(7)	11	NM

Corporate / Other	1	(2)	(1)		—	—	100%	(1)	—	100%
Corporate Provision for Loan Losses	255	(58)	154	882	245	724	NM	197	969	NM

Total Provision for Loan Losses	$2,689	$2,513	$4,762	$7,398	$5,701	$7,070	NM	$5,202	$12,771	NM

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-PERFORMING ASSETS (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q
	2007	2007	2007	2007	2008	2008
CASH-BASIS AND RENEGOTIATED LOANS
Corporate Cash-Basis Loans
Collateral Dependent (at lower of cost or collateral value)	$19	$11	$11	$11	$6	5
Other	481	588	1,207	1,747	2,028	2,771
Total Corporate Cash-Basis Loans (1)	$500	$599	$1,218	$1,758	$2,034	$2,776

Corporate Cash-Basis Loans
JENA (2)	$118	$204	$841	$1,320	$1,577	$2,763
Other International (3)	382	395	377	438	457	13
Total Corporate Cash-Basis Loans (1)	$500	$599	$1,218	$1,758	$2,034	$2,776

Corporate Cash-Basis Loans as a% of
Total Corporate Loans (1)	0.29%	0.31%	0.60%	0.95%	1.05%	1.58%

Total Consumer Cash-Basis Loans (1)	$4,578	$5,160	$6,137	$7,210	$8,301	$9,350
Renegotiated Loans (includes Corporate and Commercial Business Loans)	$26	$27	$56	$118	$174	184

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Consumer	$470	$524	$596	$716	$1,008	$1,121
Markets & Banking	348	219	348	512	545	489

TOTAL OTHER REAL ESTATE OWNED (4)	$818	$743	$944	$1,228	$1,553	$1,610

OTHER REPOSSESSED ASSETS (5)	$77	$66	$86	$99	$107	$94

(1)

Excludes purchased distressed loans. The carrying value of these loans was: $957 million at March 31, 2007, $1,013 million at June 30, 2007, $1,188 at September 30, 2007, $2,399 million at December 31, 2007, $2,224 million at March 31, 2008 and $1,891 million at June 30, 2008.

(2)	JENA includes Japan, Western Europe and North America.

(3)	Other International includes Asia (excluding Japan), Mexico, Latin America, Central and Eastern Europe, the Middle East and Africa.

(4)	Represents repossessed real estate, carried at lower of cost or fair value, less costs to sell.

(5)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

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